THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2002

                                                             [TRAVELERS ART]

                 MANAGED ASSETS TRUST
                 HIGH YIELD BOND TRUST
                 CAPITAL APPRECIATION FUND
                 MONEY MARKET PORTFOLIO
                 THE TRAVELERS SERIES TRUST:

                 U.S. GOVERNMENT SECURITIES PORTFOLIO
                 SOCIAL AWARENESS STOCK PORTFOLIO
                 UTILITIES PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Fund(s)") and the Travelers Series Trust -- U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio ("Portfolio(s)")(1) for the period ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined investment strategies for each of the Funds or Portfolios.

           Performance for the Six Months Ended June 30, 2002(2)
---------------------------------------------------------------------------
Managed Assets Trust.......................................           (6.62)%
High Yield Bond Trust......................................            0.00
Capital Appreciation Fund..................................          (15.36)
Money Market Portfolio.....................................            0.72
U.S. Government Securities Portfolio.......................            4.50
Social Awareness Stock Portfolio...........................          (15.53)
Utilities Portfolio........................................          (18.31)

                                                  MARKET              SCHEDULE OF
                                                COMMENTARY            INVESTMENTS
                                                ----------            -----------
Managed Assets Trust................                 2                     8
High Yield Bond Trust...............                 3                    21
Capital Appreciation Fund...........                 4                    29
Money Market Portfolio..............                 5                    31
U.S. Government Securities
  Portfolio.........................                44                    49
Social Awareness Stock Portfolio....                45                    51
Utilities Portfolio.................                45                    54

MARKET AND ECONOMIC OVERVIEW

The first six months of 2002 were full of volatility and uncertainty for many investors. Although some fundamental economic data seemed to indicate that the country might be poised for a recovery early in the period [including strong first quarter Gross Domestic Product ("GDP")(3) growth of 5.0%], equity investors remained skittish. A series of accounting scandals and tense political situations created more uneasiness among equity investors and contributed to a significant flight to quality, as investors sought out investment alternatives that they perceived as more conservative, such as investment grade fixed income securities.

Higher-yielding fixed income securities were also negatively affected by investor concerns about the timing and extent of an economic recovery. The telecommunications industry was hit particularly hard, as fundamentals for many of these companies continued to deteriorate during the period.

---------------
(1) The Funds or Portfolios are underlying investment options of various variable annuity products. A variable annuity and life product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
(2) The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Fund or Portfolio. Past performance is not indicative of future results.
(3) GDP is a market value of goods and services produced by labor and property in a given country.

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Short-term interest rates remained at historically low levels during the period. Although the Federal Open Market Committee ("FOMC")(4) moved to a neutral bias from a weakness bias in March, it left the federal funds rate ("fed funds rate")(5) unchanged at 1.75% throughout the first half of 2002. Inflation remained subdued during the period, leading many to believe that the FOMC will probably not raise the fed funds rate until some time later this summer or fall.

MANAGED ASSETS TRUST

INVESTMENT STRATEGY

Managed Assets Trust ("Fund") seeks high total return by investing in a blend of common stocks, convertible and fixed income securities.

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned negative 6.62%. In comparison, the Lehman Brothers Government/Corporate Bond Index ("Lehman Gov't./Corp. Index")(6) and the S&P 500 Index ("S&P 500")(7) returned 3.26% and negative 13.15%, respectively. Past performance is not indicative of future results.

The Fund's performance during the first quarter of 2002 benefited from our emphasis on earnings estimate revisions. Stocks whose earnings estimates had been revised downward did, indeed, disappoint in their quarterly earnings report. Our bias toward strong earnings fundamentals also helped relative performance. As geopolitical risks and financial accounting concerns created a more bearish investing environment during the latter part of the period, the lower price-to-earnings ("P/E")(8) ratio of the Fund relative to its benchmark helped us mitigate negative market factors.

Our analysis of the Fund's performance for the first quarter indicates that our stock selection yielded favorable results in the healthcare and utilities sectors, mixed results in the consumer discretionary sector and adverse results in the technology, producer durables and financial services sectors. In the healthcare sector, we benefited from our underweight position in Bristol-Myers Squibb Co., which reported disappointing trial results for its cardiovascular drug Vanlev. Our overweight positions in Tenet Healthcare Corp. and Bausch & Lomb Inc. helped performance, as earnings estimates for those stocks continued to rise. In the utilities sector, we benefited from avoiding stocks such as Calpine Corp., Nextel Communications, Inc. and Qwest Communications Inc., which declined substantially early in the first quarter. Qwest Communications Inc. steadily lost market share in the intensely competitive long distance business. Nextel Communications, Inc. struggled with its heavy debt burden in an increasingly difficult wireless industry.

In the consumer discretionary sector, our position in industrial and consumer cyclical stocks performed well as hopes of an economic recovery grew. Stocks such as Alberto-Culver Co., International Flavors & Fragrances Inc., Maytag Corp. and Office Depot Inc. helped boost Fund performance. Late in the first quarter, retail stocks rose sharply on renewed hopes of a market rally after a lull in February. Unfortunately, the lift in stock prices was more pronounced for companies with poor recent earnings performance. In this situation, our underweight positions in stocks with negative earnings surprises such as CVS Corp. and The Gap, Inc. hurt our performance.

In the technology sector, our small positions in Sanmina-SCI Corp. and Sun Microsystems, Inc. underperformed on profit-taking after a strong fourth quarter. In the producer durables sector, we held a small overweight position in Tyco International Ltd. whose accounting practices have come under scrutiny. Tyco International Ltd.'s share price fell by nearly 50% in January as the company defended its balance sheet strength and liquidity position.

During the second quarter of 2002, our stock selection was favorable in the healthcare, consumer discretionary, financial services and utilities sectors. In the healthcare sector, we gained from our underweight position in several drug stocks such as

---------------
(4) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(6) The Lehman Gov't./Corp. Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa or higher by Moody's or rated BBB or higher by Standard & Poor's). Please note that an investor cannot invest directly in an index.
(7) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(8) The P/E ratio is the price of a stock divided by its earnings per share.
 2

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Bristol-Myers Squibb Co., Eli Lilly & Co. and Schering-Plough Corp. Our earnings emphasis encouraged overweight positions in healthcare stocks such as Humana Inc., Trigon Healthcare, Inc., UnitedHealth Group Inc., and Wellpoint Health Networks Inc., which all produced strong gains. In the consumer discretionary sector, retailers such as Lowes Cos. Inc., Limited Brands, Newell Rubbermaid Inc. and Williams-Sonoma Inc. continued their strong performance on higher earnings estimates driven by robust consumer spending. Our overweight position in Pactiv Corp., a global supplier of specialty packaging and consumer products, helped performance as investors rewarded the company's low P/E ratio, defensive product mix and earnings growth rate.

In the financial services sector, we were overweight in a handful of insurance companies such as CIGNA Corp., MetLife, Inc. and Washington Mutual Inc. and a select group of financial services providers such as Countrywide Credit Industries Inc., H&R Block Inc., National City Corp. and The PMI Group Inc., which produced the lone relief in an otherwise gloomy sector with periods of positive returns. We successfully avoided St. Paul Cos., which reported a major earnings disappointment.

In the utilities sector, companies with energy trading operations such as Dynegy Inc., El Paso Corp. and Reliant Energy, Inc. continued to struggle in the wake of the credibility crisis triggered by the Enron Corp. collapse. We benefited from avoiding these companies along with companies with revenue shortfalls such as Qwest Communications Inc. and WorldCom Inc.

Despite concerns about accounting fraud and terrorist threats during the period, a mild economic recovery appeared to be underway. We believe the resolution of these accounting problems and the return of investor confidence in corporate America could stimulate the economy and benefit stocks in the long run.

HIGH YIELD BOND TRUST(9)

INVESTMENT STRATEGY

The High Yield Bond Trust ("Fund") seeks high current income by investing at least 80% of its assets primarily in bonds that are rated below investment-grade.(10)

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned 0.00%. In comparison, the Credit Suisse First Boston Global High Yield Index ("CSFB Global High Yield Index")(11) returned 0.16%. Also, an equally weighted blend of five high yield bond indices (the J.P. Morgan U.S. Dollar Global High Yield Bond Index(12), Salomon Smith Barney High Yield Market Index(13), Merrill Lynch High Yield II Master Index(14), Credit Suisse First Boston High Yield Total Index ("CSFB High Yield Index")(15) and Bear Stearns High Yield Index(16)) returned negative 3.09% for the six-month period. Past performance is not indicative of future results.

The return of the Fund was hampered by significant negative returns in the telecommunications sector (dominated by Qwest Communications Inc. and WorldCom Inc.) and the wireless and cable sectors. The cable sector came under significant pressure due to fraud charges against Adelphia Communications Corp. officials, which impacted the entire sector. The wireless sector came under significant pressure due to the capital needs of the sector, the slowing of growth and high leverage. The WorldCom Inc. collapse also contributed to significant declines in the telecommunications sector.

---------------
 (9) High yield bonds involve greater credit and liquidity risks than investment grade bonds.
(10) Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of investment suggested by its name.
(11) The CSFB Global High Yield Index consists of non-investment-grade corporate bonds issued by both U.S. and non-U.S. companies. Please note than an investor cannot invest directly in an index.
(12) The J.P. Morgan U.S. Dollar Global High Yield Bond Index is a dollar-denominated index consisting of non-investment-grade corporate bonds, which are issued by both U.S. and non-U.S. companies. Please note than an investor cannot invest directly in an index.
(13) The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
(14) The Merrill Lynch High Yield Master II Index is an index of U.S. currency high yield bonds issued by U.S. and non-U.S. issuers with maturities of one year or more and a credit rating lower than BBB-/Baa3. Please note than an investor cannot invest directly in an index.
(15) The CSFB High Yield Index is an unmanaged index of high yield debt securities. Please note than an investor cannot invest directly in an index.
(16) The Bear Stearns High Yield Index comprises 1,533 securities across a wide spectrum of industries with at least one year to maturity. Please note than an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Assets in high yield mutual funds declined during the period, as concerns about accounting scandals and corporate fraud affected the market. While the period was a difficult one from a return standpoint, we continue to believe in our high yield approach to fixed income investing and believe that the current difficulties may also present buying opportunities that will benefit investors over the long term. We remain cautiously optimistic about finding long-term value in this environment and continue to seek out and purchase investment targets that we believe have attractive yields.

CAPITAL APPRECIATION FUND

INVESTMENT STRATEGY

Capital Appreciation Fund ("Fund") seeks growth of capital by investing in common stocks of companies in any industry and of any size. Income is not an objective. The Fund invests primarily in common stocks of small to large companies that are expected to experience wide fluctuations in price.

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned negative 15.36%. In comparison, the S&P 500 returned negative 13.15% for the same period. Past performance is not indicative of future results.

The financial markets continued to be challenging during the period. We believe that the effects of the ongoing war on terrorism, increasing tensions in the Middle East, the upward movement of energy prices, the Food and Drug Administration's reluctance to approve new medications, troubles in the telecommunications industry, accounting scandals and questions about corporate integrity all converged to produce one of the toughest stock-picking environments in nearly 70 years.

On a more positive note, several economic stimulants remain active in the capital markets. Inflation is steady, bond yields are still relatively attractive and excess inventories in a few industries are beginning to be worked down, although end demand is still very much in question.

Throughout the period, we sold or significantly trimmed our positions in our larger underperforming holdings, such as AOL Time Warner Inc., Nokia Corp., Pfizer, Inc. and QUALCOMM Inc. For example, AOL Time Warner Inc. dropped from the Fund's top holding to the sixth position during the reporting period. The company's stock price has suffered, we believe, from the misperception among some investors that the biggest portion of its business is its struggling online service. While we continue to see growth potential in the strength of its other underlying businesses, we will monitor the company's ongoing developments closely. A stock that contributed positively to performance during the period was The Coca-Cola Co., which was the Fund's largest holding at the end of the period.

We continued to diversify the Fund during the period and established many new positions, including higher education lender SLM Corp., healthcare network provider UnitedHealth Group Inc. and McKesson Corp., a large distributor of pharmaceuticals and medical supplies. We also increased our position in General Dynamics Corp., which could benefit from increased U.S. defense spending as a result of escalating Middle East tensions. We also increased our holdings in the financial services sector.

Historically, we believe the most effective way to increase an investor's return has been to invest in a relatively small number of stocks, with the conviction to hold them through thick and thin. But today's markets are different. In our opinion, competitive advantage is more fleeting and capital flows are much more efficient than they have been in the past. Additionally, the proliferation of nearly $1 trillion of hedge fund money has significantly changed the landscape of the financial markets. Despite these changes, we genuinely believe that our style of fundamental research will remain effective as we navigate through this new environment.

Going forward, we expect to become more active in trading some of our positions. While we maintain a few holdings in the struggling technology area, we expect to keep a close eye on these positions and significantly limit our exposure until we see signs that capital spending has improved markedly. As always, when we cannot find investments that meet our criteria, we will remain patient, maintaining a cash position.

We realize that the past several years have been tough ones for our investors and we are working diligently to improve the Fund's performance going forward.

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

INVESTMENT STRATEGY

Money Market Portfolio ("Fund") seeks to provide investors with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Fund pursues this objective by investing in securities maturing in 13 months or less.

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned 0.72%. Assets in the Fund were primarily invested in high-quality commercial paper during the period. We believe this approach provided the Fund with safety and liquidity. At the end of the period, the Fund had total assets of $373.6 million, with an average yield of 1.79% and an average life of 23 days. Past performance is not indicative of future results.

Please note that your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Throughout the first half of 2002, U.S. economic data remained mixed. GDP increased an estimated 5.0% during the first quarter of 2002, according to the U.S. Department of Commerce's Bureau of Economic Analysis, up from 1.7% growth in the fourth quarter of 2001. Although real GDP surged, a modest slowdown is anticipated for the second half of 2002. Economists expect GDP to grow at an annual rate of roughly 2.50% to 3.50% for the remainder of 2002.

The manufacturing sector also improved during the period. For example, the Institute for Supply Management Index ("ISM Index")(17) increased to 56.2% in June, from 53.9% in April. Although the survey indicates that both factory orders and industrial production could show strong growth during the coming months, the labor market continued to show signs of weakness at the end of the reporting period. In June, for example, the economy added only 36,000 jobs, well below the expected 75,000. Consequently, the unemployment rate rose to 5.9% in June, close to the high of 6.00% reported in April.

The FOMC kept the fed funds rate unchanged at 1.75% during the period and maintained its neutral bias during the second quarter. Equity market weakness, slower final demand and benign inflation suggest that the FOMC will probably not raise the fed funds rate until late this summer or fall.

Thank you for your investment in The Travelers Variable Products
Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 31, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 8 through 31 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of the Funds' holdings is as of June 30, 2002 and is subject to change.

---------------
(17) The ISM's composite PMI Index (formerly the National Association of Purchasing Managers Index) is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/02+              (6.62)%
    Year Ended 6/30/02                     (9.14)
    Five Years Ended 6/30/02                5.59
    Ten Years Ended 6/30/02                 9.14



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/92 through 6/30/02               139.83%



    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX      S&P 500 INDEX
                                        --------------------   --------------------   --------------------      -------------
6/92                                         $10,000                 $10,000                 $10,000                $10,000
12/92                                         10,573                  10,497                  10,121                 10,834
12/93                                         11,560                  11,655                  10,399                 11,923
12/94                                         11,300                  11,245                  10,677                 12,080
12/95                                         14,365                  13,410                  10,948                 14,728
12/96                                         16,344                  13,798                  11,311                 18,108
12/97                                         19,828                  15,145                  11,503                 24,149
12/98                                         24,079                  16,579                  11,688                 31,089
12/99                                         27,503                  15,853                  12,037                 37,628
12/00                                         27,059                  17,731                  12,445                 34,203
12/01                                         25,684                  19,240                  12,638                 30,140
6/02                                          23,983                  19,867                  12,867                 26,177

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/02+               0.00%
    Year Ended 6/30/02                      2.54
    Five Years Ended 6/30/02                5.82
    Ten Years Ended 6/30/02                 8.59



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/92 through 6/30/02               127.91%






    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Credit Suisse First Boston Global High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds."

[HIGH YIELD BOND TRUST LINE GRAPH]

                                                                                                             CREDIT SUISSE FIRST
                                                                 LEHMAN BROTHERS                              BOSTON GLOBAL HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX       YIELD INDEX
                                       ---------------------   --------------------   --------------------   -------------------
6/92                                         $10,000                  $10,000                $10,000                $10,000
12/92                                         10,532                   10,457                 10,121                 10,873
12/93                                         12,007                   11,477                 10,399                 12,571
12/94                                         11,856                   11,142                 10,677                 12,547
12/95                                         13,690                   13,200                 10,948                 14,891
12/96                                         15,887                   13,679                 11,311                 16,488
12/97                                         18,518                   14,999                 11,503                 18,570
12/98                                         19,732                   16,302                 11,688                 18,624
12/99                                         20,605                   16,169                 12,037                 19,452
12/00                                         20,804                   18,050                 12,445                 18,780
12/01                                         22,791                   19,575                 12,638                 19,870
6/02                                          22,791                   20,317                 12,867                 19,901

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/02+             (15.36)%
    Year Ended 6/30/02                    (25.89)
    Five Years Ended 6/30/02                5.53
    Ten Years Ended 6/30/02                13.29



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/92 through 6/30/02               248.16%

    + Total return is not annualized, as it may not be representative of the total return for the year.




This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION
                                                FUND              S&P 500 INDEX        RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------      -------------        ------------------    --------------------
6/92                                          $10,000                 $10,000                $10,000                 $10,000
12/92                                          11,877                  10,834                 11,825                  10,121
12/93                                          13,722                  11,923                 14,057                  10,399
12/94                                          13,018                  12,080                  5,833                  10,677
12/95                                          17,752                  14,728                  7,493                  10,948
12/96                                          22,759                  18,108                  8,729                  11,311
12/97                                          28,709                  24,149                 10,682                  11,503
12/98                                          46,402                  31,089                 10,410                  11,688
12/99                                          71,234                  37,628                 12,622                  12,037
12/00                                          55,650                  34,203                 12,241                  12,445
12/01                                          41,133                  30,140                 12,555                  12,638
6/02                                           34,816                  26,177                 11,965                  12,867

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 57.7%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
         5,400           Omnicom Group Inc. .........................................    $    247,320
-----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.6%
        21,143           The Boeing Co. .............................................         951,435
         5,100           General Dynamics Corp. .....................................         542,385
        19,300           Honeywell International Inc. ...............................         679,939
        13,900           Lockheed Martin Corp. ......................................         966,050
         3,100           Northrop Grumman Corp. .....................................         387,500
        11,000           Raytheon Co. ...............................................         448,250
         8,322           United Technologies Corp. ..................................         565,064
-----------------------------------------------------------------------------------------------------
                                                                                            4,540,623
-----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
        21,100           Southwest Airlines Co. .....................................         340,976
-----------------------------------------------------------------------------------------------------
APPLIANCES AND TOOLS -- 0.2%
        11,765           Maytag Corp. ...............................................         501,777
         3,400           The Stanley Works ..........................................         139,434
-----------------------------------------------------------------------------------------------------
                                                                                              641,211
-----------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.5%
        18,494           Ford Motor Co. .............................................         295,904
        19,086           General Motors Corp. .......................................       1,020,147
-----------------------------------------------------------------------------------------------------
                                                                                            1,316,051
-----------------------------------------------------------------------------------------------------
BANKS -- 4.0%
        34,216           Bank of America Corp. ......................................       2,407,438
        12,835           The Bank of New York Co., Inc. .............................         433,181
        30,121           Bank One Corp. .............................................       1,159,056
         5,493           Fifth Third Bancorp. .......................................         366,108
        22,616           FleetBoston Financial Corp. ................................         731,628
         6,001           Golden West Financial Corp. ................................         412,749
        29,165           National City Corp. ........................................         969,736
         4,400           Regions Financial Corp. ....................................         154,660
         5,283           SunTrust Banks, Inc. .......................................         357,765
        22,200           U.S. Bancorp. ..............................................         518,370
        18,130           Wachovia Corp. .............................................         692,203
        26,000           Washington Mutual, Inc. ....................................         964,860
        37,724           Wells Fargo & Co. ..........................................       1,888,463
-----------------------------------------------------------------------------------------------------
                                                                                           11,056,217
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 2.2%
         6,783           Adolph Coors Co., Class B Shares............................         422,581
        26,600           Anheuser-Busch Cos., Inc. ..................................       1,330,000
        44,105           The Coca-Cola Co. ..........................................       2,469,880
        19,800           The Pepsi Bottling Group, Inc. .............................         609,840
        24,680           PepsiCo, Inc. ..............................................       1,189,576
-----------------------------------------------------------------------------------------------------
                                                                                            6,021,877
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.5%
        19,440           Amgen Inc. (a)..............................................    $    814,147
         2,800           Biogen, Inc. (a)............................................         116,004
        16,700           Immunex Corp. (a)...........................................         373,078
         3,300           MedImmune, Inc. (a).........................................          87,120
-----------------------------------------------------------------------------------------------------
                                                                                            1,390,349
-----------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.5%
        19,300           Comcast Corp., Special Class A Shares (a)...................         460,112
        54,295           The Walt Disney Co. ........................................       1,026,175
-----------------------------------------------------------------------------------------------------
                                                                                            1,486,287
-----------------------------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION -- 0.2%
         9,200           Centex Corp. ...............................................         531,668
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
        12,565           Masco Corp. ................................................         340,637
-----------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.1%
         2,087           Harrah's Entertainment, Inc. (a)............................          92,558
         5,893           MGM MIRAGE (a)..............................................         198,889
-----------------------------------------------------------------------------------------------------
                                                                                              291,447
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
         8,000           Air Products & Chemicals, Inc. .............................         403,760
        14,479           The Dow Chemical Co. .......................................         497,788
        16,422           E.I. du Pont de Nemours & Co. ..............................         729,137
         3,800           Eastman Chemical Co. .......................................         178,220
         5,000           Engelhard Corp. ............................................         141,600
         1,546           International Flavors & Fragrances Inc. ....................          50,230
         2,600           Praxair, Inc. ..............................................         148,122
         3,500           Rohm & Haas Co. ............................................         141,715
-----------------------------------------------------------------------------------------------------
                                                                                            2,290,572
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.9%
         6,900           Automatic Data Processing, Inc. ............................         300,495
         4,600           Avery Dennison Corp. .......................................         288,650
        11,700           Concord EFS, Inc. (a).......................................         352,638
         8,884           Equifax Inc. ...............................................         239,868
        21,872           First Data Corp. ...........................................         813,638
        11,610           Fiserv, Inc. (a)............................................         426,203
-----------------------------------------------------------------------------------------------------
                                                                                            2,421,492
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.2%
       146,572           Cisco Systems, Inc. (a).....................................       2,044,679
        22,000           JDS Uniphase Corp. (a)......................................          58,740
        40,645           Lucent Technologies Inc. (a)................................          67,471
        62,154           Motorola, Inc. .............................................         896,261
        13,857           Scientific-Atlanta, Inc. ...................................         227,948
-----------------------------------------------------------------------------------------------------
                                                                                            3,295,099
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
        75,538           AOL Time Warner Inc. (a)....................................    $  1,111,164
         8,200           Computer Sciences Corp. (a).................................         391,960
        10,100           Electronic Data Systems Corp. ..............................         375,215
        28,105           Unisys Corp. (a)............................................         252,945
-----------------------------------------------------------------------------------------------------
                                                                                            2,131,284
-----------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.9%
        15,867           Apple Computer, Inc. (a)....................................         281,163
        50,500           Dell Computer Corp. (a).....................................       1,320,070
        46,909           EMC Corp. (a)...............................................         354,163
        34,521           Hewlett Packard Co. ........................................         527,482
        25,873           International Business Machines Corp. ......................       1,862,856
         8,141           Lexmark International, Inc. (a).............................         442,870
         5,819           Network Appliance, Inc. (a).................................          72,388
        73,200           Sun Microsystems, Inc. (a)..................................         366,732
-----------------------------------------------------------------------------------------------------
                                                                                            5,227,724
-----------------------------------------------------------------------------------------------------
CONSTRUCTION AND AGRICULTURAL MACHINERY -- 0.1%
         6,388           Deere & Co. ................................................         305,985
-----------------------------------------------------------------------------------------------------
CONSTRUCTION SUPPLIES AND FIXTURES -- 0.3%
        13,623           Fortune Brands, Inc. .......................................         762,888
-----------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.2%
        14,396           H&R Block, Inc. ............................................         664,375
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.3%
         3,858           Ball Corp. .................................................         160,030
        22,771           Pactiv Corp. (a) ...........................................         541,950
-----------------------------------------------------------------------------------------------------
                                                                                              701,980
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.7%
        33,052           American Express Co. .......................................       1,200,449
        18,900           Charles Schwab Corp. .......................................         211,680
        15,000           Countrywide Credit Industries, Inc. ........................         723,750
        23,894           Fannie Mae..................................................       1,762,183
        21,205           Freddie Mac.................................................       1,297,746
         6,521           The Goldman Sachs Group, Inc. ..............................         478,315
        18,543           Household International, Inc. ..............................         921,587
         3,924           Investors Financial Services Corp. .........................         131,611
        29,922           J.P. Morgan Chase & Co. ....................................       1,014,954
         9,547           Lehman Brothers Holdings Inc. ..............................         596,878
        29,600           MBNA Corp. .................................................         978,872
        14,249           Merrill Lynch & Co., Inc. ..................................         577,084
        15,032           Moody's Corp. ..............................................         747,842

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.7% (CONTINUED)
        19,314           Morgan Stanley..............................................    $    832,047
         5,788           SLM Corp. ..................................................         560,857
         9,896           State Street Corp. .........................................         442,351
        22,018           Union Planters Corp. .......................................         712,723
-----------------------------------------------------------------------------------------------------
                                                                                           13,190,929
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
        11,369           ALLTEL Corp. ...............................................         534,343
        37,450           AT&T Corp. .................................................         400,715
        35,993           BellSouth Corp. ............................................       1,133,780
        58,746           SBC Communications Inc. ....................................       1,791,753
        33,576           Verizon Communications Inc. ................................       1,348,076
-----------------------------------------------------------------------------------------------------
                                                                                            5,208,667
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.7%
        12,382           Dominion Resources Inc. ....................................         819,688
        16,300           Duke Energy Co. ............................................         506,930
        11,900           Entergy Corp. ..............................................         505,036
        14,255           Exelon Corp. ...............................................         745,536
        50,075           Mirant Corp. (a)............................................         365,548
        15,545           PG&E Corp. (a)..............................................         278,100
        28,031           The Southern Co. ...........................................         768,049
         4,030           TECO Energy, Inc. ..........................................          99,743
        15,800           TXU Corp. ..................................................         814,490
-----------------------------------------------------------------------------------------------------
                                                                                            4,903,120
-----------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.3%
         8,000           Agilent Technologies, Inc. (a)..............................         189,200
         7,839           Eaton Corp. ................................................         570,287
-----------------------------------------------------------------------------------------------------
                                                                                              759,487
-----------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.5%
        23,198           SUPERVALU Inc. .............................................         569,047
        19,991           Walgreen Co. ...............................................         772,252
-----------------------------------------------------------------------------------------------------
                                                                                            1,341,299
-----------------------------------------------------------------------------------------------------
FOOD PROCESSING -- 0.6%
         7,164           Hershey Foods Corp. ........................................         447,750
           588           The J.M. Smucker Co. .......................................          20,084
        12,598           Kellogg Co. ................................................         451,764
        23,308           Tyson Foods, Inc., Class A Shares...........................         361,507
         7,599           Unilever N.V., NY Shares....................................         492,415
-----------------------------------------------------------------------------------------------------
                                                                                            1,773,520
-----------------------------------------------------------------------------------------------------
FURNITURE AND FIXTURES -- 0.2%
        21,571           Leggett & Platt, Inc. ......................................         504,761
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE FACILITIES -- 0.5%
        16,600           HCA Inc. ...................................................    $    788,500
        10,373           Tenet Healthcare Corp. (a)..................................         742,188
-----------------------------------------------------------------------------------------------------
                                                                                            1,530,688
-----------------------------------------------------------------------------------------------------
HOTELS AND MOTELS -- 0.1%
         7,941           Hilton Hotels Corp. ........................................         110,380
         3,913           Starwood Hotels & Resorts Worldwide, Inc. ..................         128,699
-----------------------------------------------------------------------------------------------------
                                                                                              239,079
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.5%
         6,875           3M Co. .....................................................         845,625
       175,735           General Electric Co. .......................................       5,105,102
         5,507           Johnson Controls, Inc. .....................................         449,426
        37,669           Tyco International Ltd. ....................................         508,908
-----------------------------------------------------------------------------------------------------
                                                                                            6,909,061
-----------------------------------------------------------------------------------------------------
INSURANCE - ACCIDENT AND HEALTH -- 1.0%
         8,919           CIGNA Corp. ................................................         868,889
        14,219           Torchmark Corp. ............................................         543,166
        11,000           UnitedHealth Group Inc. ....................................       1,007,050
         6,411           WellPoint Health Networks Inc. (a)..........................         498,840
-----------------------------------------------------------------------------------------------------
                                                                                            2,917,945
-----------------------------------------------------------------------------------------------------
INSURANCE - LIFE -- 0.2%
         6,071           Lincoln National Corp. .....................................         254,982
        14,176           MetLife, Inc. ..............................................         408,269
-----------------------------------------------------------------------------------------------------
                                                                                              663,251
-----------------------------------------------------------------------------------------------------
INSURANCE - PROPERTY AND CASUALTY -- 1.7%
        20,622           The Allstate Corp. .........................................         762,602
        37,363           American International Group, Inc. .........................       2,549,277
         4,484           MBIA, Inc. .................................................         253,481
         5,878           MGIC Investment Corp. ......................................         398,528
        12,585           The PMI Group, Inc. ........................................         480,747
         4,890           The Progressive Corp. ......................................         282,887
-----------------------------------------------------------------------------------------------------
                                                                                            4,727,522
-----------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES -- 1.3%
        10,162           Bausch & Lomb Inc. .........................................         343,984
         9,800           Baxter International Inc. ..................................         435,610
        16,150           Biomet, Inc. ...............................................         437,988
        11,900           Cardinal Health, Inc. ......................................         730,779
        17,028           Caremark Rx, Inc. (a).......................................         280,962
         4,898           Guidant Corp. (a)...........................................         148,067
        21,393           Medtronic, Inc. ............................................         916,690
         8,020           Varian Medical Systems, Inc. ...............................         325,211
-----------------------------------------------------------------------------------------------------
                                                                                            3,619,291
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.4%
         3,400           Alcan Aluminum Ltd. ........................................    $    127,568
        15,940           Alcoa Inc. .................................................         528,411
        12,300           Barrick Gold Corp. .........................................         233,577
         7,816           Newmont Mining Corp. .......................................         205,795
-----------------------------------------------------------------------------------------------------
                                                                                            1,095,351
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS CAPITAL GOODS -- 0.4%
         5,335           Illinois Tool Works Inc. ...................................         364,381
        15,035           Ingersoll-Rand Co., Class A Shares..........................         686,498
-----------------------------------------------------------------------------------------------------
                                                                                            1,050,879
-----------------------------------------------------------------------------------------------------
MOTION PICTURES -- 0.5%
        31,079           Viacom Inc., Class B Shares (a).............................       1,378,975
-----------------------------------------------------------------------------------------------------
NATURAL GAS UTILITIES -- 0.4%
        12,099           Kinder Morgan, Inc. ........................................         460,004
        19,059           Questar Corp. ..............................................         470,757
         5,770           Sempra Energy...............................................         127,690
-----------------------------------------------------------------------------------------------------
                                                                                            1,058,451
-----------------------------------------------------------------------------------------------------
OIL AND GAS OPERATIONS -- 3.8%
         5,200           Anadarko Petroleum Corp. ...................................         256,360
         3,080           Apache Corp. ...............................................         177,038
         2,300           Ashland Inc. ...............................................          93,150
         7,500           Burlington Resources Inc. ..................................         285,000
        18,414           ChevronTexaco Corp. ........................................       1,629,639
         9,962           Conoco Inc. ................................................         276,944
       119,802           Exxon Mobil Corp. ..........................................       4,902,298
         1,900           Kerr-McGee Corp. ...........................................         101,745
         4,500           Marathon Oil Corp. .........................................         122,040
         6,700           Occidental Petroleum Corp. .................................         200,933
         6,400           Phillips Petroleum Co. .....................................         376,832
        37,436           Royal Dutch Petroleum Co. ..................................       2,069,088
         7,200           Unocal Corp. ...............................................         265,968
-----------------------------------------------------------------------------------------------------
                                                                                           10,757,035
-----------------------------------------------------------------------------------------------------
OIL WELL SERVICES AND EQUIPMENT -- 0.4%
        12,700           Baker Hughes Inc. ..........................................         422,783
         3,864           BJ Services Co. (a).........................................         130,912
         8,938           Schlumberger Ltd. ..........................................         415,617
         7,657           Transocean Inc. ............................................         238,516
-----------------------------------------------------------------------------------------------------
                                                                                            1,207,828
-----------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6%
         6,300           Georgia Pacific Corp. ......................................         154,854
        13,502           International Paper Co. ....................................         588,417

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6% (CONTINUED)
         6,656           Kimberly-Clark Corp. .......................................    $    412,672
         5,800           Temple-Inland Inc. .........................................         335,588
         3,635           Weyerhaeuser Co. ...........................................         232,095
-----------------------------------------------------------------------------------------------------
                                                                                            1,723,626
-----------------------------------------------------------------------------------------------------
PERSONAL AND HOUSEHOLD PRODUCTS -- 1.3%
        10,100           Alberto-Culver Co., Class B Shares..........................         482,780
         6,900           Gillette Co. ...............................................         233,703
        14,037           Newell Rubbermaid Inc. .....................................         492,137
        26,375           The Procter & Gamble Co. ...................................       2,355,288
-----------------------------------------------------------------------------------------------------
                                                                                            3,563,908
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.3%
        28,118           Abbott Laboratories.........................................       1,058,643
        26,424           Bristol-Myers Squibb Co. ...................................         679,097
        15,504           Eli Lilly & Co. ............................................         874,426
        11,053           Forest Laboratories, Inc. (a)...............................         782,552
        57,830           Johnson & Johnson...........................................       3,022,196
        11,400           King Pharmaceuticals, Inc. (a)..............................         253,650
        40,009           Merck & Co. Inc. ...........................................       2,026,056
       110,410           Pfizer Inc. ................................................       3,864,350
        20,592           Pharmacia Corp. ............................................         771,170
        16,068           Schering-Plough Corp. ......................................         395,273
        19,713           Wyeth.......................................................       1,009,306
-----------------------------------------------------------------------------------------------------
                                                                                           14,736,719
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.1%
         3,432           Gannett Co., Inc. ..........................................         260,489
-----------------------------------------------------------------------------------------------------
RAILROADS -- 0.1%
         6,200           Union Pacific Corp. ........................................         392,336
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
         8,403           Equity Office Properties Trust..............................         252,930
         6,066           Equity Residential Properties Trust.........................         174,397
-----------------------------------------------------------------------------------------------------
                                                                                              427,327
-----------------------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.1%
        18,400           Mattel, Inc. ...............................................         387,872
-----------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.2%
         2,566           McDonald's Corp. ...........................................          73,003
        15,142           Yum! Brands, Inc. (a).......................................         442,904
-----------------------------------------------------------------------------------------------------
                                                                                              515,907
-----------------------------------------------------------------------------------------------------
RETAIL - APPAREL -- 0.2%
        26,441           Limited Brands..............................................         563,193
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL - DEPARTMENT AND DISCOUNT -- 2.4%
        10,561           Kohl's Corp. (a)............................................    $    740,115
        15,300           Sears, Roebuck & Co. .......................................         830,790
         7,552           Target Corp. ...............................................         287,731
        87,614           Wal-Mart Stores, Inc. ......................................       4,819,646
-----------------------------------------------------------------------------------------------------
                                                                                            6,678,282
-----------------------------------------------------------------------------------------------------
RETAIL - HOME IMPROVEMENT -- 1.0%
        39,761           The Home Depot, Inc. .......................................       1,460,422
        27,955           Lowes Cos., Inc. ...........................................       1,269,157
-----------------------------------------------------------------------------------------------------
                                                                                            2,729,579
-----------------------------------------------------------------------------------------------------
RETAIL - SPECIALTY -- 0.8%
         6,858           AutoZone, Inc. (a)..........................................         530,123
        14,120           Bed Bath & Beyond Inc. (a)..................................         532,889
        37,903           Staples, Inc. (a)...........................................         746,689
        11,066           Williams-Sonoma, Inc. (a)...................................         339,284
-----------------------------------------------------------------------------------------------------
                                                                                            2,148,985
-----------------------------------------------------------------------------------------------------
SCHOOLS -- 0.2%
        15,282           Apollo Group, Inc., Class A Shares (a)......................         602,416
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.0%
        31,052           Applied Materials, Inc. (a).................................         590,609
         3,900           Broadcom Corp., Class A Shares (a)..........................          68,406
        39,548           Conexant Systems, Inc. (a)..................................          64,068
       118,384           Intel Corp. ................................................       2,162,876
         3,456           KLA-Tencor Corp. (a)........................................         152,029
        21,000           Micron Technology, Inc. (a).................................         424,620
        15,244           National Semiconductor Corp. (a)............................         444,667
         3,781           Novellus Systems, Inc. (a)..................................         128,554
        13,881           Skyworks Solutions, Inc. (a)................................          77,041
         2,998           Teradyne, Inc. (a)..........................................          70,453
        44,021           Texas Instruments Inc. .....................................       1,043,298
        10,542           Xilinx, Inc. (a)............................................         236,457
-----------------------------------------------------------------------------------------------------
                                                                                            5,463,078
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.4%
        14,853           Adobe Systems Inc. .........................................         423,311
        95,726           Microsoft Corp. (a).........................................       5,236,212
         2,842           NVIDIA Corp. (a)............................................          48,826
        80,900           Oracle Corp. (a)............................................         766,123
        15,767           Siebel Systems, Inc. (a)....................................         224,207
-----------------------------------------------------------------------------------------------------
                                                                                            6,698,679
-----------------------------------------------------------------------------------------------------
STEEL -- 0.0%
         2,270           Nucor Corp. ................................................         147,641
-----------------------------------------------------------------------------------------------------
TEXTILES AND APPAREL MANUFACTURING -- 0.1%
         9,137           V.F. Corp. .................................................         358,262
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
        37,191           Philip Morris Cos., Inc. ...................................    $  1,624,503
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.3%
        15,237           FedEx Corp. ................................................         813,656
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
        58,014           AT&T Wireless Services Inc. (a).............................         339,382
        21,880           Sprint Corp. -- PCS Group (a)...............................          97,804
-----------------------------------------------------------------------------------------------------
                                                                                              437,186
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $177,460,376)...................     161,116,845
=====================================================================================================
CONVERTIBLE PREFERRED STOCK -- 3.4%
=====================================================================================================
AUTOMOBILES -- 0.8%
        20,000           Ford Motor Co., Capital Trust II, 6.500%, Cumulative........       1,125,000
        40,000           General Motors Corp., Series B, 5.250%......................       1,050,800
-----------------------------------------------------------------------------------------------------
                                                                                            2,175,800
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.6%
        10,000           CalEnergy Capital Trust II, 6.250%, Cumulative..............         413,500
                         Calpine Capital Trust III:
        24,000             5.000%....................................................         714,000
         2,000             5.000% (b)................................................          59,500
        17,000           Mirant Trust I, 6.250%, Cumulative..........................         503,880
-----------------------------------------------------------------------------------------------------
                                                                                            1,690,880
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.9%
        21,000           Newell Financial Trust I, 5.250%, Cumulative................         976,500
        25,000           Washington Mutual Capital Trust I, 5.375%, Cumulative
                           (b)(c)....................................................       1,315,625
         3,000           Washington Mutual Inc., 5.375%, Cumulative (c)..............         158,250
-----------------------------------------------------------------------------------------------------
                                                                                            2,450,375
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         201,480
-----------------------------------------------------------------------------------------------------
NATURAL GAS UTILITIES -- 0.2%
        15,200           El Paso Energy Capital Trust I, 4.750%......................         559,360
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.3%
        17,000           Tribune Co., 2.000% due 5/15/29.............................       1,109,250
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
        11,000           Equity Office Properties Trust, Series B, 5.250%,
                           Cumulative................................................         501,600
        21,764           Equity Residential Properties Trust, Series G, 7.250%,
                           Cumulative................................................         545,188
         6,000           General Growth Properties, Inc., 7.250%, Cumulative.........         191,400
         9,000           Reckson Associates Realty Corp., Series A, 7.625%,
                           Cumulative................................................         215,550
-----------------------------------------------------------------------------------------------------
                                                                                            1,453,738
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $10,493,344).....       9,640,883
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
 AMOUNT(d)                                             SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 21.3%
                             U.S. Treasury Notes:
  4,447,600                    3.625% due 1/15/08........................................  $  4,657,473
 16,513,760                    3.500% due 1/15/11........................................    17,094,334
$25,000,000                    5.000% due 8/15/11........................................    25,355,050
 55,200,000                  U.S. Treasury Strips, zero coupon due 11/15/27..............    12,408,850
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $58,485,541).....    59,515,707
=======================================================================================================
U.S. GOVERNMENT AGENCIES -- 2.6%
        231                  Federal Home Loan Mortgage Corp. (FHLMC), 8.000% due
                               9/1/04....................................................           232
                             Federal National Mortgage Association (FNMA):
     18,189                    8.500% due 3/1/05.........................................        19,201
  1,935,228                    6.000% due 1/1/13.........................................     1,999,610
    634,238                    6.500% due 12/1/27........................................       650,439
    789,613                    6.000% due 3/1/28.........................................       794,717
    153,972                    6.000% due 4/1/28.........................................       155,172
    110,909                    5.500% due 5/1/28.........................................       108,590
    393,002                    6.000% due 5/1/28.........................................       395,543
    669,822                    5.500% due 6/1/28.........................................       655,818
    310,573                    6.000% due 6/1/28.........................................       312,581
    351,448                    6.000% due 7/1/28.........................................       353,721
    850,361                    5.500% due 8/1/28.........................................       832,583
    901,817                    6.000% due 8/1/28.........................................       907,647
                             Government National Mortgage Association (GNMA):
     78,702                    9.000% due 11/15/19.......................................        86,987
      7,711                    9.500% due 1/15/20........................................         8,651
      8,865                    9.500% due 3/15/20........................................         9,944
     86,657                    7.500% due 5/15/23........................................        92,222
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $7,174,933).........     7,383,658
=======================================================================================================

   FACE
 AMOUNT(d)        RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 5.7%
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 1.5%
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     3,987,968
-------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
  5,000,000       BBB+       France Telecom SA, Notes, 8.500% due 3/1/31.................     4,434,230
  2,000,000       CC         WorldCom Inc., 8.250% due 5/15/31...........................       310,000
-------------------------------------------------------------------------------------------------------
                                                                                              4,744,230
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.7%
  3,000,000       B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................     2,025,000
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
 AMOUNT(d)        RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.8%
  5,000,000       BBB-       Nationwide Health Properties, Inc., Medium-Term Notes,
                               Series C,
                               6.900% due 10/1/37........................................  $  5,081,485
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $17,400,618).......................................    15,838,683
=======================================================================================================
CONVERTIBLE CORPORATE BONDS -- 3.5%
=======================================================================================================
ADVERTISING -- 0.1%
    400,000       BBB+       The Interpublic Group Cos., zero coupon due 12/14/21 (b)....       324,000
-------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.2%
  1,000,000       BB+        Lear Corp., zero coupon due 2/20/22 (b).....................       447,500
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.1%
    350,000       BBB-       Cox Communications, Inc., Notes, 0.425% due 4/19/20.........       142,625
-------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.1%
    300,000       Ba3*       Interim Services Inc., 4.500% due 6/1/05....................       264,000
-------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.6%
  2,500,000       BBB        Corning, Inc., Bonds, zero coupon due 11/8/16...............     1,262,500
    800,000       BB-        Nortel Networks Corp., 4.250% due 9/1/08 (b)................       367,000
-------------------------------------------------------------------------------------------------------
                                                                                              1,629,500
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
    360,000(EUR)  A-         Axa SA, 4.125% due 1/1/14...................................       535,144
  1,662,000       AA-        Merrill Lynch & Co. Inc., zero coupon due 5/23/31...........       822,690
-------------------------------------------------------------------------------------------------------
                                                                                              1,357,834
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.0%
    200,000       B+         Calpine Corp., 4.000% due 12/26/06 (b)......................       149,750
-------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.3%
  1,951,000       BB+        Anixter International Inc., zero coupon due 6/28/20.........       556,035
    440,000       BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............       197,450
-------------------------------------------------------------------------------------------------------
                                                                                                753,485
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.6%
                             Diamond Offshore Drilling, Inc.:
    190,000       A            1.500% due 4/15/31........................................       173,138
    300,000       A            1.500% due 4/15/31 (b)....................................       273,375
    665,000       A            Zero coupon due 6/6/20....................................       350,787
    600,000       A            Zero coupon due 6/6/20 (b)................................       316,500
                             Global Marine Corp.:
  1,000,000       A-           Zero coupon due 6/23/20...................................       517,500
    300,000       A-           Zero coupon due 6/23/20 (b)...............................       155,250
-------------------------------------------------------------------------------------------------------
                                                                                              1,786,550
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
 AMOUNT(d)        RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
MEDIA -- 0.3%
                             Liberty Media Corp.:
    650,000       BBB-         4.000% due 11/15/29.......................................  $    324,188
    650,000       BBB-         3.500% due 1/15/31........................................       482,625
    100,000       BBB-         3.500% due 1/15/31 (b)....................................        74,250
-------------------------------------------------------------------------------------------------------
                                                                                                881,063
-------------------------------------------------------------------------------------------------------
NATURAL GAS UTILITIES -- 0.1%
    818,000       BBB        El Paso Corp., zero coupon due 2/28/21......................       337,425
-------------------------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.0%
    100,000       BB-        Hanover Compress Co., 4.750% due 3/15/08....................        80,750
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
    300,000       NR         Roche Holdings AG, zero coupon 1/19/15 (b)..................       211,125
-------------------------------------------------------------------------------------------------------
RECREATIONAL ACTIVITIES -- 0.1%
  1,050,000       BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........       381,938
-------------------------------------------------------------------------------------------------------
RETAIL -- 0.4%
    200,000       BB+        Best Buy Inc., 2.250% due 1/15/22 (b).......................       177,500
                             J.C. Penney Inc.:
    300,000       BB+          5.000% due 10/15/08.......................................       300,375
    650,000       BB+          5.000% due 10/15/08 (b)...................................       650,812
-------------------------------------------------------------------------------------------------------
                                                                                              1,128,687
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $11,191,303).....     9,876,232
=======================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,513,033
    542,835                  Wilmington Trust Corp., 9.250% due 1/2/07...................       543,378
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
                               $5,542,512)...............................................     6,056,411
=======================================================================================================
                             SUB-TOTAL INVESTMENTS (Cost -- $287,748,627)................   269,428,419
=======================================================================================================
SHORT-TERM INVESTMENTS -- 3.6%
U.S. TREASURY BILLS -- 0.1%
    300,000                  U.S. Treasury Bills, due 9/12/02 (Cost -- $298,978).........       298,978
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+                                              SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENT -- 3.5%
  9,759,000                  State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds
                               at maturity -- $9,760,529; (Fully collateralized by U.S.
                               Treasury Bonds, 6.250% due 8/15/23; Market
                               value -- $9,957,656) (Cost -- $9,759,000).................     9,759,000
=======================================================================================================
                             TOTAL SHORT-TERM INVESTMENTS
                             (Cost -- $10,057,978).......................................    10,057,978
=======================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $297,806,605**)....................................  $279,486,397
=======================================================================================================

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security issued with attached warrants.
(d) Face amount denominated in U.S. dollars unless otherwise indicated.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

     See page 32 for definitions of ratings.

     Currency abbreviation used in this schedule:
     EUR -- Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 76.8%
--------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.4%
$   600,000   B          BE Aerospace, Inc., Sr. Sub. Notes, Series B, 8.875% due
                           5/1/11....................................................  $   561,000
    300,000   CCC+       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............      232,500
                         TransDigm Inc., Guaranteed Sr. Sub. Notes:
    525,000   B-           10.375% due 12/1/08.......................................      540,750
     50,000   B-           10.375% due 12/1/08 (b)...................................       51,500
--------------------------------------------------------------------------------------------------
                                                                                         1,385,750
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.7%
                         Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes:
    250,000   B            11.500% due 4/15/06.......................................      238,125
    100,000   B            10.750% due 12/31/11 (b)..................................      101,000
    225,000   BB         Dana Credit Corp., Medium-Term Notes, 7.250% due 12/16/02
                           (b).......................................................      223,031
    200,000   B-         Eagle-Picher Industries, Inc., Guaranteed Sr. Sub. Notes,
                           9.375% due 3/1/08.........................................      166,000
                         Hayes Lemmerz International, Inc.:
    200,000   NR           Guaranteed Sr. Notes, 11.875% due 6/15/06 (b)(c)..........      158,500
    175,000   NR           Guaranteed Sr. Sub. Notes, 9.125% due 7/15/07 (c).........       18,375
    175,000   B+         Intermet Corp., Sr. Notes, 9.750% due 6/15/09 (b)...........      176,313
    200,000   B          MascoTech, Inc., Convertible Sub. Debentures, 4.500% due
                           12/15/03..................................................      191,000
    225,000   B          Metaldyne Corp., Guaranteed Sr. Sub. Notes, 11.000% due
                           6/15/12 (b)...............................................      220,500
    100,000   CCC+       Tenneco Automotive Inc., Guaranteed Sr. Sub. Notes, 11.625%
                           due 10/15/09..............................................       84,000
--------------------------------------------------------------------------------------------------
                                                                                         1,576,844
--------------------------------------------------------------------------------------------------
BROADCASTING -- 4.3%
    625,000   BBB-       Chancellor Media Corp., Guaranteed Sr. Notes, 8.000% due
                           11/1/08...................................................      620,313
    225,000   CCC+       Cumulus Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           7/1/08....................................................      239,625
    275,000   B-         Emmis Communications Corp., Guaranteed Sr. Sub. Notes,
                           Series B,
                           8.125% due 3/15/09........................................      269,500
    150,000   B-         Lin Holdings Corp., Sr. Discount Notes, step bond to yield
                           14.703% due 3/1/08........................................      138,750
    450,000   B-         Lin Television Corp., Guaranteed Sr. Sub. Notes, 8.375% due
                           3/1/08....................................................      448,875
                         Sinclair Broadcast Group Inc., Guaranteed Sr. Sub. Notes:
    225,000   B            9.000% due 7/15/07........................................      226,125
    150,000   B            8.000% due 3/15/12........................................      148,500
                         Young Broadcasting Inc., Guaranteed Sr. Sub. Notes:
    200,000   B-           10.000% due 3/1/11........................................      178,000
    225,000   B-           Series B, 8.750% due 6/15/07..............................      201,375
--------------------------------------------------------------------------------------------------
                                                                                         2,471,063
--------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.0%
150,000....   BB         Beazer Homes USA, Inc., Guaranteed Sr. Notes, 8.875% due
                         4/1/08......................................................      153,000
                         KB Home, Sr. Sub. Notes:
     75,000   BB-          8.625% due 12/15/08.......................................       76,125
    475,000   BB-          9.500% due 2/15/11........................................      490,437
    475,000   BB         Schuler Homes, Inc., Guaranteed Sr. Notes, 9.375% due
                           7/15/09 (b)...............................................      486,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.0% (CONTINUED)
                         WCI Communities, Inc., Guaranteed Sr. Sub. Notes:
$   275,000   B            10.625% due 2/15/11.......................................  $   288,750
    200,000   B            9.125% due 5/1/12.........................................      199,500
--------------------------------------------------------------------------------------------------
                                                                                         1,694,687
--------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.4%
    225,000   B-         Williams Scotsman, Inc., Guaranteed Sr. Notes, 9.875% due
                           6/1/07....................................................      216,000
--------------------------------------------------------------------------------------------------
CABLE -- 4.0%
                         Adelphia Communications Corp., Sr. Notes:
    300,000   D            10.250% due 6/15/11 (c)...................................      124,500
                           Series B:
    250,000   Caa2*           8.125% due 7/15/03 (c).................................      100,000
    725,000   D          8.375% due 2/1/08 (c).......................................      293,625
                         Charter Communications Holdings, LLC, Sr. Discount Notes:
    650,000   B+           Step bond to yield 10.611% due 4/1/11.....................      313,625
    575,000   B+           Step bond to yield 13.645% due 5/15/11....................      204,125
                         Classic Cable Inc.:
    275,000   NR           Guaranteed Sr. Sub. Notes, Series B, 9.375% due 8/1/09
                           (c).......................................................       62,219
    125,000   NR           Guaranteed Sub. Notes, Series B, 10.500% due 3/1/10 (c)...       28,281
    325,000   BB+        CSC Holdings Inc., Sr. Notes, Series B, 7.625% due
                           4/11/11...................................................      261,876
    550,000   B+         EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      511,500
    100,000   D          Frontiervision Holdings LP, Sr. Discount Notes, 11.875% due
                           9/15/07 (c)...............................................       67,500
    375,000   B+         Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due
                           1/15/13...................................................      326,250
--------------------------------------------------------------------------------------------------
                                                                                         2,293,501
--------------------------------------------------------------------------------------------------
CHEMICALS -- 4.0%
                         Equistar Chemical, LP:
    125,000   BB+          Guaranteed Sr. Notes, 10.125% due 9/1/08 (b)..............      120,000
    200,000   BB+          Notes, 8.500% due 2/15/04.................................      194,980
    325,000   BBB-       Georgia Gulf Corp., Notes, 7.625% due 11/15/05..............      338,982
    175,000   B          Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09
                           (b).......................................................      176,313
    275,000   BB-        ISP Chemco, Inc., Guaranteed Sr. Sub Notes, 10.250% due
                           7/1/11 (b)................................................      281,875
                         Lyondell Chemical Co.:
    325,000   BB           Sr. Notes, Series B, 9.875% due 5/1/07....................      312,000
    625,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      556,250
                         Millennium America Inc., Guaranteed Sr. Notes:
    225,000   BBB-         7.000% due 11/15/06.......................................      214,313
    100,000   BBB-         9.250% due 6/15/08........................................      102,500
--------------------------------------------------------------------------------------------------
                                                                                         2,297,213
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 3.6%
    275,000   B          Elizabeth Arden, Inc., Sr. Notes, Series B, 11.750% due
                           2/1/11....................................................      283,250
    200,000   B-         Home Products International, Inc., Guaranteed Sr. Sub.
                           Notes,
                           9.625% due 5/15/08........................................      189,250
    250,000   B-         ICON Health & Fitness Inc., Guaranteed Sr. Sub. Notes,
                           11.025% due 4/1/12 (b)....................................      247,500
    175,000   B-         Jarden Corp., Sr. Sub. Notes, 9.750% due 5/1/12 (b).........      168,000
    275,000   B-         PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09
                           (b).......................................................      273,625
    325,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............      334,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 3.6% (CONTINUED)
$   300,000   BB-        Service Corp. International, Notes, 7.375% due 4/15/04......  $   296,250
    275,000   BB-        Steinway Musical Instruments, Inc., Guaranteed Sr. Notes,
                           8.750% due 4/15/11........................................      280,500
--------------------------------------------------------------------------------------------------
                                                                                         2,073,125
--------------------------------------------------------------------------------------------------
ENERGY -- 6.1%
    250,000   CCC-       Belden & Blake Corp., Guaranteed Sr. Sub. Notes, Series B,
                           9.875% due 6/15/07........................................      221,250
    150,000   B          Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09
                           (b).......................................................      153,000
    150,000   CCC+       Continental Resources, Inc., Guaranteed Sr. Sub. Notes,
                           10.250% due 8/1/08........................................      135,000
     50,000   B          Denbury Management, Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08................................................       49,375
    200,000   B          Denbury Resourses Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08 (b)............................................      197,500
    225,000   BB         Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11 (b)........      226,125
    150,000   BB-        Key Energy Services, Inc., Guaranteed Sr. Notes, Series C,
                           8.375% due 3/1/08.........................................      154,500
    300,000   B+         Nuevo Energy Co., Sr. Sub Notes, Series B, 9.375% due
                           10/1/10...................................................      301,500
    250,000   BBB-       Petroleum Geo-Services ASA, Sr. Notes, 7.125% due 3/30/28...      167,956
    125,000   B          Plains E&P Co., Sr. Sub Notes, 8.750% due 7/1/12............      122,970
    225,000   BB         Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                           4/15/11...................................................      226,125
    300,000   BB         Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....      322,500
    160,000   B-         Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due
                           1/15/07...................................................      163,200
    875,000   B          Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due
                           5/15/11...................................................      796,250
    275,000   BB-        XTO Energy, Inc., Sr. Sub. Notes, Series B, 8.750% due
                           11/1/09...................................................      290,125
--------------------------------------------------------------------------------------------------
                                                                                         3,527,376
--------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.2%
    500,000   CCC+       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...      498,125
    100,000   B+         Intrawest Corp., Sr. Notes, 10.500% due 2/1/10..............      104,500
                         Royal Caribbean Cruises., Sr. Notes,
    150,000   BB+          7.125% due 9/18/02........................................      149,634
    350,000   BB+          8.250% due 4/1/05.........................................      332,738
    175,000   B          Vail Resorts, Inc., Guaranteed Sr. Sub. Notes, 8.750% due
                           5/15/09 (b)...............................................      175,875
--------------------------------------------------------------------------------------------------
                                                                                         1,260,872
--------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.6%
                         Allied Waste North America, Inc., Guaranteed Sr. Notes,
                           Series B:
    525,000   BB-          7.625% due 1/1/06.........................................      509,250
    400,000   BB-          8.875% due 4/1/08.........................................      394,000
--------------------------------------------------------------------------------------------------
                                                                                           903,250
--------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.2%
    150,000   CCC        Aurora Foods Inc., Sr. Sub. Notes, Series B, 8.750% due
                           7/1/08....................................................      101,250
--------------------------------------------------------------------------------------------------
GAMING -- 7.2%
    200,000   B-         Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B,
                           10.000% due 8/1/07........................................      209,000
    550,000   B          Isle of Capri Casinos, Inc., Guaranteed Sr. Sub. Notes,
                           8.750% due 4/15/09........................................      555,500
    125,000   B          Majestic Star Casino, LLC, Guaranteed Sr. Sub. Notes, Series
                           B, 10.875% due 7/1/06.....................................      130,625
    325,000   BB-        Mandalay Resort Group, Sr. Sub. Notes, 6.750% due 7/15/03...      327,437
    500,000   BB+        MGM MIRAGE, Guaranteed Sr. Sub. Notes, 8.375% due 2/1/11....      505,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
GAMING -- 7.2% (CONTINUED)
                         Park Place Entertainment Corp., Sr. Sub Notes:
$   425,000   BB+          7.875% due 12/15/05.......................................  $   427,125
    100,000   NR           7.875% due 3/15/10 (b)....................................       99,750
    525,000   CCC+       Pinnacle Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                           Series B, 9.250% due 2/15/07..............................      472,500
    375,000   B          Resorts International Hotel and Casino, Inc., First Mortgage
                           Notes,
                           11.500% due 3/15/09 (b)...................................      343,125
    375,000   BB-        Station Casinos Inc., Sr. Notes, 8.375% due 2/15/08.........      384,844
    225,000   B+         Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes,
                           8.875% due 8/15/11........................................      230,906
    475,000   B-         Venetian Casino Resort LLC, Second Mortgage Notes, 11.000%
                           due 6/15/10 (b)...........................................      480,344
--------------------------------------------------------------------------------------------------
                                                                                         4,166,156
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.1%
    150,000   B-         Alaris Medical, Inc., Guaranteed Sr. Sub. Notes, 9.750% due
                           12/1/06...................................................      148,500
    265,000   BBB-       HCA Inc., Notes, 7.000% due 7/1/07..........................      278,420
    175,000   BB+        HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08......      194,250
--------------------------------------------------------------------------------------------------
                                                                                           621,170
--------------------------------------------------------------------------------------------------
LODGING -- 2.9%
    675,000   BB-        Host Marriott Corp., Guaranteed Sr. Notes, Series A, 7.875%
                           due 8/1/05................................................      661,500
    475,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................      469,680
                         MeriStar Hospitality Corp., Guaranteed Sr. Notes:
    250,000   B+           9.000% due 1/15/08........................................      240,000
    125,000   B+           9.125% due 1/15/11........................................      120,000
    150,000   B+           9.125% due 1/15/11 (b)....................................      144,000
     50,000   BB         Prime Hospitality Corp., First Mortgage Notes, 9.250% due
                           1/15/06...................................................       51,375
--------------------------------------------------------------------------------------------------
                                                                                         1,686,555
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.5%
    502,000   C          Advance Glassfiber Yarns LLC, Sr. Sub. Notes, 9.875% due
                           1/15/09...................................................      228,410
    725,000   D          BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      558,250
                         Foamex L.P., Guaranteed Sr. Sub. Notes:
    200,000   B-           13.500% due 8/15/05.......................................      203,000
    475,000   B-           9.875% due 6/15/07........................................      425,125
--------------------------------------------------------------------------------------------------
                                                                                         1,414,785
--------------------------------------------------------------------------------------------------
METALS/MINING -- 0.8%
    425,000   BB         U.S. Steel LLC, Guaranteed Sr. Notes, 10.750% due 8/1/08....      444,125
--------------------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 1.4%
                         Tyco International Group S.A., Notes:
    300,000   BBB-         6.875% due 9/5/02.........................................      291,130
    700,000   BBB-         6.375% due 10/15/11.......................................      536,893
--------------------------------------------------------------------------------------------------
                                                                                           828,023
--------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 1.4%
                         Crown Cork & Seal Co. Inc.:
    200,000   CCC          Debentures, 7.375% due 12/15/26...........................      118,000
    200,000   CCC          Guaranteed Notes, 7.000% due 12/15/06.....................      149,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 1.4% (CONTINUED)
$   425,000   BB         Owens-Brockway Glass Containers, Inc., Secured Sr. Notes,
                           8.875% due 2/15/09........................................  $   427,125
    150,000   CCC+       U.S. Can Corp., Guaranteed Sr. Sub. Notes, Series B, 12.375%
                           due 10/1/10...............................................      126,750
--------------------------------------------------------------------------------------------------
                                                                                           820,875
--------------------------------------------------------------------------------------------------
PAPER/FORESTRY PRODUCTS -- 3.5%
    175,000   BBB        Bowater Canada Finance Corp., Guaranteed Notes, 7.950% due
                           11/15/11 (b)..............................................      180,860
    425,000   CCC-       Doman Industries Ltd., Guaranteed Sr. Notes, 12.000% due
                           7/1/04....................................................      393,125
    250,000   BBB-       Georgia-Pacific Corp., Notes, 8.125% due 5/15/11............      239,643
    225,000   B+         Millar Western Forest Products Ltd., Sr. Notes, 9.875% due
                           5/15/08...................................................      216,000
    300,000   CCC+       Riverwood International Corp., Guaranteed Sr. Sub. Notes,
                           10.875% due 4/1/08........................................      313,500
    250,000   B          Stone Container Corp., Sr. Notes, 8.375% due 7/1/12.........      253,125
    425,000   BB+        Tembec Inc., Guaranteed Sr. Notes, 7.750% due 3/15/12.......      423,938
--------------------------------------------------------------------------------------------------
                                                                                         2,020,191
--------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING -- 0.9%
    325,000   CCC-       Penton Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           6/15/11...................................................      199,875
    325,000   B-         T/SF Communications Corp., Guaranteed Sr. Sub. Notes, Series
                           B, 10.375% due 11/1/07....................................      320,125
--------------------------------------------------------------------------------------------------
                                                                                           520,000
--------------------------------------------------------------------------------------------------
RETAIL -- 6.9%
    525,000   B          Advance Holding Corp., Debentures, Series B, step bond to
                           yield 19.159% due 4/15/09.................................      525,656
                         Advance Stores Co. Inc., Guaranteed Sr. Sub. Notes:
    200,000   B            10.250% due 4/15/08.......................................      211,000
    325,000   B            Series B, 10.250% due 4/15/08.............................      342,875
    250,000   NR         Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10 (b)......      251,250
    100,000   CCC+       CKE Restaurants, Inc., Sub. Notes, 4.250% due 3/15/04 (d)...       89,750
                         CSK Auto, Inc.:
    275,000   B            Sr. Notes, 12.000% due 6/15/06 (b)........................      295,281
    100,000   B-           Sr. Sub. Notes, Series A, 11.000% due 11/1/06.............      102,375
    250,000   CCC+       Eye Care Centers of America, Inc., Guaranteed Sr. Sub.
                           Notes, 9.125% due 5/1/08..................................      213,750
    100,000   BB-        Fleming Cos., Inc., Guaranteed Sr. Notes, 10.125% due
                           4/1/08....................................................      102,000
    324,896   NR         FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                           7/15/04 (c)...............................................       40,612
    225,000   BB+        The Gap, Inc., Notes, 5.625% due 5/1/03.....................      221,895
                         J.C. Penney Co., Inc., Debentures:
    550,000   BBB-         6.900% due 8/15/26........................................      554,316
    125,000   BBB-         8.125% due 4/1/27.........................................      106,556
    100,000   BBB-         7.400% due 4/1/37.........................................       98,072
    200,000   CCC        J. Crew Operating Corp., Sr. Sub Notes, 10.375% due
                           10/15/07..................................................      174,000
    700,000   B-         The Pantry, Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           10/15/07..................................................      637,000
--------------------------------------------------------------------------------------------------
                                                                                         3,966,388
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 3.7%
    850,000   B+         Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      697,000
    700,000   B+         Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29...      364,000
    550,000   BBB        Motorola Inc., Notes, 7.625% due 11/15/10...................      517,545

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 3.7% (CONTINUED)
$   450,000   BB-        Nortel Networks Ltd., Notes, 6.125% due 2/15/06.............  $   258,750
    300,000   CCC+       ON Semiconductor Corp., Guaranteed Sr. Notes, 12.000% due
                           5/15/08 (b)...............................................      262,500
--------------------------------------------------------------------------------------------------
                                                                                         2,099,795
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.2%
    625,000   C          American Cellular Corp., Guaranteed Sr. Sub. Notes, 9.500%
                           due 10/15/09..............................................      115,625
    175,000   B-         Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................       84,875
    525,000   B-         Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      312,375
    400,000   CCC        Horizon PCS, Inc., Guaranteed Sr. Discount Notes, step bond
                           to yield 20.695% due 10/1/10..............................       74,000
    525,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      267,750
    400,000   BB         Qwest Capital Funding, Inc. Guaranteed Notes, 7.750% due
                           8/15/06...................................................      246,000
    625,000   B          Qwest Corp., Notes, 8.875% due 3/15/12 (b)..................      559,375
    550,000   BB+        Rogers Wireless Inc., Secured Sr. Notes, 9.625% due
                           5/1/11....................................................      376,750
    550,000   B-         Rural Cellular Corp., Sr. Sub. Notes, 9.750% due 1/15/10....      266,750
    425,000   BBB        TeleCorp PCS, Inc., Guaranteed Sr. Sub. Discount Notes, step
                           bond to yield 10.103% due 4/15/09.........................      325,125
    150,000   B-         Triton PCS, Inc., Guaranteed Sr. Sub. Notes, 8.750% due
                           11/15/11 (b)..............................................       93,000
    200,000   B-         TSI Telecommunications Services, Inc., Sr. Sub. Notes,
                           12.750% due 2/1/09 (b)....................................      195,000
    500,000   D          WorldCom, Inc. -- WorldCom Group, Notes, 7.500% due 5/15/11
                           (c).......................................................       77,500
--------------------------------------------------------------------------------------------------
                                                                                         2,994,125
--------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 2.3%
    475,000   B+         Avondale Mills Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           5/1/06....................................................      449,468
    100,000   BB-        Levi Strauss & Co., Notes, 6.800% due 11/1/03...............       93,000
    525,000   BBB-       Tommy Hilfiger U.S.A., Inc., Guaranteed Sr. Notes, 6.500%
                           due 6/1/03................................................      528,659
    250,000   B-         Tropical Sportswear International Corp., Guaranteed Sr. Sub.
                           Notes, Series A, 11.000% due 6/15/08......................      265,000
--------------------------------------------------------------------------------------------------
                                                                                         1,336,127
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
    425,000   B-         Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............      227,375
    250,000   CC         Greyhound Lines, Inc., Guaranteed Sr. Notes, Series B,
                           11.500% due 4/15/07.......................................      236,250
    225,000   BB-        Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., Sr.
                           Notes, 12.500% due 6/15/12 (b)............................      213,187
    375,000   B-         Pacer International, Inc., Guaranteed Sr. Sub. Notes, Series
                           B, 11.750% due 6/1/07.....................................      380,625
--------------------------------------------------------------------------------------------------
                                                                                         1,057,437
--------------------------------------------------------------------------------------------------
UTILITIES -- 0.7%
    575,000   B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................      388,125
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $47,067,260).......   44,164,808
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- $0.2%
--------------------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 0.2%
        200              Granite Broadcasting Corp., 12.750% Cumulative
                           Exchangeable..............................................  $   126,500
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.0%
     10,577              Viasystems Group, Inc., 8.000% Series B.....................          105
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      3,157              Global Crossing Holding Ltd., 10.500% Sr. Exchangeable......           32
--------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $558,075)....................      126,637
==================================================================================================
 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 0.0%
        125              Jostens Inc., Expires 5/1/10 (d)............................        1,906
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
        275              Horizon PCS Inc., Expires 10/1/10 (d).......................           14
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,558).............................        1,920
==================================================================================================
                         SUB-TOTAL INVESTMENTS (Cost -- $47,632,893).................   44,293,365
==================================================================================================
   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.0%
$13,238,000              State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds
                           at maturity -- $13,240,074; (Fully collateralized by U.S.
                           Treasury Bonds, 6.250% due 8/15/23; Market
                           value -- $13,504,219 ) (Cost -- $13,238,000)..............   13,238,000
==================================================================================================
                         TOTAL INVESTMENTS -- 100% (Cost -- $60,870,893**)...........  $57,531,365
==================================================================================================

(a) All ratings are by Standard & Poor's Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

(b) Security is exempt from registration under 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is in default.

(d) Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 32 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S    BONDS AND NOTES
-------------------------------------------------
   BBB                Baa            12.6%
    BB                Ba             25.2
    B                  B             47.3
   CCC                Caa             9.5
    CC                Ca              0.5
    C                  C              0.8
    D                  D              2.6
    NR                NR              1.5
-------------------------------------------------
                                    100.0%
=================================================

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 69.3%
-------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.8%
     475,000   General Dynamics Corp. .....................................  $   50,516,250
-------------------------------------------------------------------------------------------
APPAREL -- 0.4%
      86,695   NIKE, Inc., Class B Shares..................................       4,651,187
-------------------------------------------------------------------------------------------
BANKS -- 3.9%
     365,335   Bank of America Corp. ......................................      25,704,971
     305,585   Wells Fargo & Co. ..........................................      15,297,585
-------------------------------------------------------------------------------------------
                                                                                 41,002,556
-------------------------------------------------------------------------------------------
BEVERAGES -- 6.7%
   1,268,950   The Coca-Cola Co. ..........................................      71,061,200
-------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.5%
     160,215   Genentech, Inc.*............................................       5,367,203
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.8%
   1,097,705   Nokia Oyj ADR...............................................      15,894,768
     100,860   QUALCOMM Inc.*..............................................       2,772,641
-------------------------------------------------------------------------------------------
                                                                                 18,667,409
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 9.7%
   2,171,760   The Charles Schwab Corp. ...................................      24,323,712
      81,000   Fannie Mae..................................................       5,973,750
     591,000   The Goldman Sachs Group, Inc. ..............................      43,349,850
     300,000   SLM Corp. ..................................................      29,070,000
-------------------------------------------------------------------------------------------
                                                                                102,717,312
-------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.4%
      36,485   3M Co. .....................................................       4,487,655
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 5.2%
     550,000   Cardinal Health, Inc. ......................................      33,775,500
     131,380   McKesson Corp. .............................................       4,296,126
     112,990   Medtronic, Inc. ............................................       4,841,622
     125,510   UnitedHealth Group Inc. ....................................      11,490,440
-------------------------------------------------------------------------------------------
                                                                                 54,403,688
-------------------------------------------------------------------------------------------
INSURANCE -- 7.8%
     831,006   American International Group, Inc. .........................      56,699,539
     269,385   Marsh & McLennan Cos., Inc. ................................      26,022,591
-------------------------------------------------------------------------------------------
                                                                                 82,722,130
-------------------------------------------------------------------------------------------
MEDIA -- 11.2%
   3,603,312   AOL Time Warner Inc.* ......................................      53,004,720
   1,474,425   Viacom Inc., Class B Shares* ...............................      65,420,237
-------------------------------------------------------------------------------------------
                                                                                118,424,957
-------------------------------------------------------------------------------------------
OIL AND GAS -- 6.1%
   1,568,200   Exxon Mobil Corp. ..........................................      64,170,744
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.3%
     379,350   Pfizer, Inc. ...............................................  $   13,277,250
-------------------------------------------------------------------------------------------
SOFTWARE -- 5.7%
   1,102,600   Microsoft Corp.* ...........................................      60,312,220
-------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.8%
   1,109,352   The Home Depot, Inc. .......................................      40,746,499
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $824,208,176)...................     732,528,260
===========================================================================================
 FACE
AMOUNT                                   SECURITY                                VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 30.7%
$324,443,000   U.S. Treasury Bills, due 7/5/02 (Cost -- $324,387,124)......     324,387,124
===========================================================================================
               TOTAL INVESTMENTS -- 100% (Cost -- $1,148,595,300**)........  $1,056,915,384
===========================================================================================

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             MONEY MARKET PORTFOLIO

   FACE                                                                      ANNUALIZED
  AMOUNT                                SECURITY                               YIELD         VALUE
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 17.5%
$ 4,000,000   Federal Farm Credit Bank matures 7/23/02....................     1.78%      $  3,995,722
 23,000,000   Federal Home Loan Bank mature 7/12/02 to 8/28/02............      1.78        22,969,423
  3,500,000   Federal Home Loan Bank matures 5/13/03......................      2.10         3,500,000
 20,000,000   Federal Home Loan Mortgage Corp. mature 8/1/02 to 8/8/02....  1.79 to 1.81    19,966,094
 15,000,000   Federal National Mortgage Association matures 9/4/02........      1.77        14,952,875
------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
              (Cost -- $65,384,114).......................................                  65,384,114
======================================================================================================
COMMERCIAL PAPER -- 82.5%
 17,500,000   American Express Credit Corp. mature 7/29/02 to 4/25/03.....  1.78 to 1.83    17,485,769
 10,000,000   American International Group Funding Inc. matures 7/9/02....      1.79         9,996,089
  6,840,000   Bayer Corp. matures 7/1/02..................................      1.98         6,840,000
  5,800,000   Blue Ridge Asset Funding Corp. mature 7/22/02 to 8/6/02.....  1.82 to 1.83     5,792,060
 17,700,000   Boston Edison Co. mature 7/1/02 to 7/17/02..................  1.79 to 1.81    17,692,178
  5,500,000   Dorada Finance Inc. matures 7/25/02.........................      1.83         5,493,400
 10,000,000   Falcon Asset Securities matures 8/2/02......................      1.83         9,984,000
  2,037,000   Gannett Inc. matures 7/26/02................................      1.78         2,034,525
  5,000,000   General Dynamics Corp. matures 7/10/02......................      1.78         4,997,813
  8,500,000   General Electric Capital Corp. matures 7/11/02..............      1.81         8,495,797
  5,000,000   Goldman Sachs Group L.P. matures 7/18/02....................      1.83         4,995,750
 10,000,000   ING U.S. Funding LLC matures 7/10/02........................      1.78         9,995,625
 10,000,000   Marsh & McLennan Cos. Inc. matures 7/17/02..................      1.81         9,992,089
  4,500,000   May Department Stores Co. matures 7/19/02...................      1.78         4,496,063
  9,800,000   McGraw Hill Inc. matures 8/7/02.............................      1.80         9,782,172
 10,000,000   Morgan Stanley matures 7/24/02..............................      1.78         9,988,819
 12,600,000   National Rural Utilities Co-op Corp. mature 7/15/02 to
              8/6/02......................................................  1.82 to 1.85    12,588,307
  5,000,000   Nestle Capital Corp. matures 8/16/02........................      1.92         4,987,989
 15,000,000   Nordea N.A. Inc. matures 8/7/02.............................      1.83        14,972,250
  6,664,000   Old Slip Funding Corp. matures 7/5/02.......................      1.82         6,662,675
 15,000,000   Paradigm Funding LLC matures 8/1/02.........................      1.82        14,976,879
 10,000,000   Park Avenue Recreation Corp. matures 7/9/02.................      1.81         9,996,044
 14,740,000   Preferred Receivable Funding mature 7/19/02 to 7/22/02......  1.80 to 1.81    14,725,733
  5,470,000   Quincy Capital Corp. mature 7/12/02 to 7/18/02..............  1.81 to 1.86     5,466,379
 15,000,000   Santander Finance matures 7/25/02...........................      1.83        14,982,000
 18,600,000   Sheffield Receivable Funding mature 7/1/02 to 7/25/02.......  1.81 to 1.83    18,593,622
 10,000,000   Southern Co. matures 7/8/02.................................      1.82         9,996,519
 20,000,000   Tribune Corp. mature 7/3/02 to 7/8/02.......................  1.80 to 1.81    19,995,308
 14,500,000   UBS Finance Inc. mature 8/16/02 to 8/19/02..................  1.80 to 1.89    14,465,924
  8,000,000   Windmill Funding Corp. matures 8/12/02......................      1.81         7,983,387
------------------------------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -- $308,455,165)...............                 308,455,165
======================================================================================================
              TOTAL INVESTMENTS -- 100% (Cost -- $373,839,279*)...........                $373,839,279
======================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2002

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $287,748,627   $47,632,893   $  824,208,176             --
  Short-term investments, at cost................    10,057,978    13,238,000      324,387,124   $373,839,279
  Foreign currency, at cost......................             8            --               --             --
=============================================================================================================
  Investments, at value..........................  $269,428,419   $44,293,365   $  732,528,260             --
  Short-term investments, at value...............    10,057,978    13,238,000      324,387,124   $373,839,279
  Foreign currency, at value.....................             9            --               --             --
  Cash...........................................        88,555       138,958          105,615          6,699
  Receivable for securities sold.................     5,789,862       476,404        1,694,027             --
  Dividends and interest receivable..............     1,505,963     1,155,924          267,540         12,074
  Receivable for Fund shares sold................        30,730        89,333               --             --
  Receivable from affiliate......................            --            --               --         26,967
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   286,901,516    59,391,984    1,058,982,566    373,885,019
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............     7,055,111       683,091        4,407,956             --
  Payable for Fund shares purchased..............       252,320       189,386        4,147,837             --
  Investment advisory fee payable................       117,244        21,933          656,002        103,200
  Administration fee payable.....................        14,105         2,554           52,003         19,717
  Payable to broker -- variation margin..........         7,125            --               --             --
  Dividends payable..............................            --            --               --        147,838
  Accrued expenses...............................        56,310        33,042          221,782         46,267
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     7,502,215       930,006        9,485,580        317,022
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $279,399,301   $58,461,978   $1,049,496,986   $373,567,997
=============================================================================================================
NET ASSETS:
  Paid-in capital................................  $284,641,629   $59,590,021   $1,337,519,732   $373,567,997
  Undistributed net investment income............    13,447,233     6,135,016       14,567,071             --
  Accumulated net realized loss from security
     transactions and futures contracts..........      (387,577)   (3,923,531)    (210,909,901)            --
  Net unrealized depreciation of investments and
     foreign currencies..........................   (18,301,984)   (3,339,528)     (91,679,916)            --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $279,399,301   $58,461,978   $1,049,496,986   $373,567,997
=============================================================================================================
SHARES OUTSTANDING...............................    19,247,381     6,468,766       20,560,776    373,567,997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $14.52         $9.04           $51.04          $1.00
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  3,403,260   $ 2,471,167   $   2,467,711   $3,657,968
  Dividends.........................................     1,438,953            --       3,812,540           --
  Less: Foreign withholding tax.....................        (5,915)           --        (109,999)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     4,836,298     2,471,167       6,170,252    3,657,968
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)..................       743,526       136,564       4,379,836      634,761
  Administration fee (Note 3).......................        89,223        16,766         350,387      117,803
  Shareholder communications........................        13,745         4,067          81,821       24,833
  Audit and legal...................................        13,720        10,910          22,809       10,756
  Custody...........................................        10,665         6,695          30,744       11,877
  Shareholder and system servicing fees.............         8,079         7,687           7,687        6,386
  Trustees' fees....................................         2,786         1,984           1,984          689
  Pricing service fees..............................         2,341         7,140              --           --
  Registration fees.................................            25            --              --        2,685
  Other.............................................           544           992             992        2,529
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................       884,654       192,805       4,876,260      812,319
  Less: Expense reimbursement (Note 3)..............            --            --              --      (26,967)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................       884,654       192,805       4,876,260      785,352
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     3,951,644     2,278,362       1,293,992    2,872,616
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4
AND 6):
  Realized Loss From:
     Security transactions (excluding short-term
       securities*).................................    (1,245,706)       (2,182)    (17,441,543)      (8,402)
     Futures contracts..............................      (259,100)           --              --           --
     Foreign currency transactions..................          (598)           --              --           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS.................................    (1,505,404)       (2,182)    (17,441,543)      (8,402)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
     Security transactions..........................   (22,503,669)   (2,478,825)   (180,634,565)          --
     Foreign currency transactions..................         1,336            --              --           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED DEPRECIATION OF
     INVESTMENTS....................................   (22,502,333)   (2,478,825)   (180,634,565)          --
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES................................   (24,007,737)   (2,481,007)   (198,076,108)      (8,402)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $(20,056,093)  $  (202,645)  $(196,782,116)  $2,864,214
=============================================================================================================

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  3,951,644   $ 2,278,362   $    1,293,992   $   2,872,616
  Net realized loss.............................    (1,505,404)       (2,182)     (17,441,543)         (8,402)
  Change in net unrealized depreciation.........   (22,502,333)   (2,478,825)    (180,634,565)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................   (20,056,093)     (202,645)    (196,782,116)      2,864,214
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................            --            --               --      (2,864,214)
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................            --            --               --      (2,864,214)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............     3,640,370    13,633,122       46,548,079     932,408,623
  Net asset value of shares issued for
     reinvestment of dividends..................            --            --               --       2,888,019
  Cost of shares reacquired.....................   (11,704,979)   (4,984,233)    (100,342,415)   (914,998,141)
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.........................    (8,064,609)    8,648,889      (53,794,336)     20,298,501
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   (28,120,702)    8,446,244     (250,576,452)     20,298,501
NET ASSETS:
  Beginning of period...........................   307,520,003    50,015,734    1,300,073,438     353,269,496
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................  $279,399,301   $58,461,978   $1,049,496,986   $ 373,567,997
=============================================================================================================
* Includes undistributed net investment income
  of:...........................................   $13,447,233    $6,135,016      $14,567,071              --
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   MANAGED      HIGH YIELD       CAPITAL            MONEY
                                                    ASSETS         BOND        APPRECIATION        MARKET
                                                    TRUST          TRUST           FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................  $  9,531,657   $ 3,854,544   $   13,274,927   $     8,779,133
  Net realized gain (loss).....................     1,220,771    (1,804,980)    (151,852,985)            4,424
  Change in net unrealized appreciation
     (depreciation)............................   (28,324,807)    1,588,101     (334,156,957)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS................................   (17,572,379)    3,637,665     (472,735,015)        8,783,557
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income........................    (8,531,205)   (2,808,864)      (6,832,941)       (8,779,133)
  Net realized gains...........................   (18,962,162)           --               --            (4,424)
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..............................   (27,493,367)   (2,808,864)      (6,832,941)       (8,783,557)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.............    10,722,755    21,125,087      155,455,168     1,413,988,096
  Net asset value of shares issued for
     reinvestment of dividends.................    27,493,367     2,808,864        6,832,941         8,851,893
  Cost of shares reacquired....................   (28,464,299)   (9,424,768)    (180,089,113)   (1,216,687,568)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS........................     9,751,823    14,509,183      (17,801,004)      206,152,421
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   (35,313,923)   15,337,984     (497,368,960)      206,152,421
NET ASSETS:
  Beginning of year............................   342,833,926    34,677,750    1,797,442,398       147,117,075
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $307,520,003   $50,015,734   $1,300,073,438   $   353,269,496
==============================================================================================================
* Includes undistributed net investment income
  of:..........................................    $9,496,187    $3,856,654      $13,273,079                --
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Managed Asset, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $9 was reclassified to paid in capital for the Managed Assets Trust. Additionally, a portion of accumulated net realized loss amounting to $134,581 was reclassified to paid in capital for the High Yield Bond Trust. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.50% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, advisory fee calculated at an annual rate of 0.55% on the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% on the amount over
$500,000,000 of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Funds' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

     For the six months ended June 30, 2002, Travelers Insurance reimbursed expenses of $26,967 for MMP.

     For the six months ended June 30, 2002, Salomon Smith Barney Inc. and its affiliates did not receive any brokerage commissions.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED        HIGH         CAPITAL
                                                                ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST         TRUST          FUND
------------------------------------------------------------------------------------------------------
Purchases...................................................  $71,631,661   $36,267,515   $120,202,790
------------------------------------------------------------------------------------------------------
Sales.......................................................   82,334,055    30,266,093    315,159,633
======================================================================================================

     At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH          CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 15,836,555   $1,250,991    $  28,948,247
Gross unrealized depreciation...............................   (34,156,763)  (4,590,519)    (120,628,163)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation.................................  $(18,320,208)  $(3,339,528)  $ (91,679,916)
========================================================================================================

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, MAT had the following open futures contracts:

                                           EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                           MONTH/YEAR   CONTRACTS     VALUE        VALUE         GAIN
--------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
S&P 500 Index............................     9/02          15      $3,695,290   $3,712,875    $17,585
========================================================================================================

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Funds did not hold any purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2002, the Funds did not hold any TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, HYBT and CAF had, for Federal income tax purposes, approximately $3,636,000 and $193,468,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                      FUND                          2002       2004       2007        2008           2009
-------------------------------------------------------------------------------------------------------------
High Yield Bond Trust............................  $38,000   $343,000   $142,000   $ 1,197,000   $  1,916,000
Capital Appreciation Fund........................       --         --         --    41,615,000    151,853,000
=============================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002     DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         236,137             631,246
Shares issued on reinvestment...............................              --           1,769,200
Shares reacquired...........................................        (768,571)         (1,731,513)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        (532,434)            668,933
==================================================================================================
HIGH YIELD BOND TRUST
Shares sold.................................................       1,470,419           2,305,052
Shares issued on reinvestment...............................              --             312,096
Shares reacquired...........................................        (537,249)         (1,035,325)
--------------------------------------------------------------------------------------------------
Net Increase................................................         933,170           1,581,823
==================================================================================================
CAPITAL APPRECIATION FUND
Shares sold.................................................         823,352           2,319,987
Shares issued on reinvestment...............................              --             114,685
Shares reacquired...........................................      (1,822,272)         (2,792,897)
--------------------------------------------------------------------------------------------------
Net Decrease................................................        (998,920)           (358,225)
==================================================================================================
MONEY MARKET PORTFOLIO
Shares sold.................................................     932,408,623       1,413,988,096
Shares issued on reinvestment...............................       2,888,019           8,851,893
Shares reacquired...........................................    (914,998,141)     (1,216,687,568)
--------------------------------------------------------------------------------------------------
Net Increase................................................      20,298,501         206,152,421
==================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         MANAGED ASSETS TRUST           2002(1)     2001(2)    2000(2)      1999       1998       1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $15.55      $17.94     $21.12     $19.99     $17.65     $14.98
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............      0.22        0.49       0.48       0.39       0.41       0.48
  Net realized and unrealized gain
     (loss)...........................     (1.25)      (1.40)     (0.71)      2.30       3.27       2.70
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     (1.03)      (0.91)     (0.23)      2.69       3.68       3.18
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............        --       (0.46)     (0.41)     (0.39)     (0.47)     (0.12)
  Net realized gains(3)...............        --       (1.02)     (2.54)     (1.17)     (0.87)     (0.39)
--------------------------------------------------------------------------------------------------------
Total Distributions...................        --       (1.48)     (2.95)     (1.56)     (1.34)     (0.51)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $14.52      $15.55     $17.94     $21.12     $19.99     $17.65
--------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     (6.62)%++   (5.08)%    (1.62)%    14.22%     21.44%     21.31%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)......  $279,399    $307,520   $342,834   $339,438   $276,182   $223,870
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................      0.60%+      0.59%      0.59%      0.60%      0.60%      0.63%
  Net investment income...............      2.67+       2.95       2.47       2.17       2.30       2.91
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        24%         59%        56%        51%        74%        90%
========================================================================================================

        HIGH YIELD BOND TRUST           2002(1)(2)     2001(2)    2000(3)      1999       1998       1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $9.04         $8.77      $9.47      $9.85      $9.89      $8.49
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............       0.38          0.80       0.79       0.81       0.77       0.76
  Net realized and unrealized gain
     (loss)...........................      (0.38)         0.04      (0.70)     (0.38)     (0.13)      0.65
-----------------------------------------------------------------------------------------------------------
Total Income From Operations..........       0.00          0.84       0.09       0.43       0.64       1.41
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............         --         (0.57)     (0.79)     (0.81)     (0.68)     (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions...................         --         (0.57)     (0.79)     (0.81)     (0.68)     (0.01)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........      $9.04         $9.04      $8.77      $9.47      $9.85      $9.89
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................       0.00%++       9.55%      0.97%      4.42%      6.56%     16.56%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)......    $58,462       $50,016    $34,678    $30,317    $28,088    $25,272
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................       0.69%+        0.73%      0.83%      0.81%      0.82%      0.84%
  Net investment income...............       8.15+         8.79       8.74       8.85       8.42       9.04
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............         67%          110%        80%       112%       147%       137%
===========================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

     CAPITAL APPRECIATION FUND        2002(1)(2)         2001(2)           2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $60.30            $82.01         $108.80          $72.74          $46.32          $36.72
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............       0.06              0.61            0.29            0.04            0.06            0.19
  Net realized and unrealized gain
     (loss).........................      (9.32)           (22.01)         (23.29)          38.08           28.07            9.41
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................      (9.26)           (21.40)         (23.00)          38.12           28.13            9.60
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............         --             (0.31)          (0.04)          (0.07)          (0.18)             --
  Net realized gains(3).............         --                --           (3.75)          (1.99)          (1.53)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions.................         --             (0.31)          (3.79)          (2.06)          (1.71)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $51.04            $60.30          $82.01         $108.80          $72.74          $46.32
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................     (15.36)%++        (26.09)%        (21.88)%         53.52%          61.63%          26.14%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (MILLIONS)........................     $1,049            $1,300          $1,797          $1,915            $891            $408
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................       0.84%+            0.84%           0.83%           0.83%           0.85%           0.84%
  Net investment income.............       0.22+             0.91            0.30            0.07            0.18            0.54
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............         13%               47%             30%             37%             53%             89%
=================================================================================================================================
       MONEY MARKET PORTFOLIO           2002(1)            2001            2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................      $1.00             $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(5)............      0.007             0.036           0.060           0.049           0.049           0.049
Distributions from net investment
  income............................     (0.007)           (0.036)         (0.060)         (0.049)         (0.049)         (0.049)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......      $1.00             $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................       0.72%++           3.71%           6.18%           4.96%           5.08%           5.03%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)....   $373,568          $353,269        $147,117        $119,970         $42,069         $13,494
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)(6)....................       0.40%+            0.40%           0.40%           0.37%           0.65%           0.57%
  Net investment income.............       1.46+             3.46            6.04            4.96            5.37            5.03
=================================================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(5) Travelers Insurance reimbursed Money Market Portfolio for $26,967, $44,028, $47,023, $85,612, and $31,300 in expenses for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000, 1999, and 1997, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000**, $0.000**, $0.000**, $0.001 and $0.002, respectively, and the actual expense ratios would have been 0.41%, 0.42%, 0.44%, 0.50%, and 1.39%, respectively.

(6) For the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

 ** Amount represents less than $0.001 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
On March 27, 2002, a Special Meeting of shareholders of the Capital Appreciation Fund was held for the purpose of voting on the following proposal:

To consider and approve a new investment sub-advisory agreement between TAMIC, on behalf of the Fund, and Janus Capital Corporation.

The results of the vote on the proposal were as follows:

   VOTES      % OF SHARES     VOTES       % OF SHARES      VOTES      % OF SHARES
    FOR        VOTED FOR     AGAINST     VOTED AGAINST   ABSTAINED     ABSTAINED
---------------------------------------------------------------------------------
288,009,494     89.25%      18,055,655       5.60%       16,645,410      5.15%

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT STRATEGY

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of investors who are primarily concerned with highest credit quality, current income and total return. At least 80% of the assets of the Portfolio will be invested in obligations of the United States, its agencies and instrumentalities(1).

PORTFOLIO OVERVIEW

For the six months ended June 30, 2002, the Portfolio returned 4.50%, compared to 3.73% for the Merrill Lynch U.S. Treasury/Agency Master Index and 4.35% for a 50/50 blend of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index(2). Past performance is not indicative of future results.

U.S. Treasury and mortgage-backed security ("MBS") markets rallied strongly during the latter part of the period. Yields on the 10-year U.S. Treasury note ended the second quarter 60 basis points(3) lower, causing the MBS spread to U.S. Treasuries to fluctuate from 128 basis points to 111 basis points before ending the quarter nearly unchanged at 129 basis points. When the quarter began, the market was expecting an imminent hike in short-term interest rates. As stock prices fell and market enthusiasm waned, expectations of a rate hike diminished. Although the Federal Open Market Committee ("FOMC")(4) moved to a neutral bias from a weakness bias in March, it left the federal funds rate ("fed funds rate")(5) unchanged at 1.75% throughout the entire first half of 2002. At the end of the period, the forward London Interbank Offered Rate ("LIBOR")(6) was indicating future FOMC rate hikes.

A major portion of the U.S. Treasury yield curve(7) steepened during the second quarter of 2002, with the yield spread between the 30-Year Treasury bond and 2-Year U.S. Treasury note moving from a steep 208 basis points to an even steeper 270 basis points. Most of the curve rallied, especially 2-Year Treasuries, whose yields fell 91 basis points during the quarter.

We believe the economy is in a slow recovery, even though the first quarter's Gross Domestic Product ("GDP")(8) growth of 5.0% would indicate a very strong recovery. The second quarter is expected to grow much slower. Employment data seems to support these slow-growth projections, as only 39,000 non-farm jobs were created in the second quarter. Personal income and consumer spending grew slightly in April and May. The Institute for Supply Management Index ("ISM" Index)(9) reached 56.2 in June, its highest level since 1999. Thus, we do not expect a double-dip recession.

---------------
(1) Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of investment suggested by its name.
(2) The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (Mortgage Backed Securities Index) tracks the performance of U.S. dollar- denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year). Please note that an investor cannot invest directly in an index.
(3) A basis point is 0.01% or one one-hundredth of a percent.
(4) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(6) LIBOR is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (ARMs).
(7) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(8) GDP is a market value of goods and services produced by labor and property in a given country.
(9) The ISM's composite PMI Index (formerly the National Association of Purchasing Managers Index) is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio was even to its duration(10) target at the end of the period, but poised in expectation of the 10-year sector of the yield curve outperforming the 30-year. The Portfolio had a neutral weighting of MBS, but was overweighted in other spread products(11) such as U.S. government agency securities.

SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT STRATEGY

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by investing 80% of its assets in common stocks that meet the social criteria established for the Portfolio(1). The Portfolio's social criteria currently exclude companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, military defense related services or gambling services.

PORTFOLIO OVERVIEW

For the six months ended June 30, 2002, the Portfolio returned negative 15.53%. In comparison, the S&P 500 Index ("S&P 500")(12) returned negative 13.15% and the Russell 2000 Index(13) returned negative 4.70% for the same period. Past performance is not indicative of future results.

We believe that the early stages of an economic recovery can be uncomfortable for investors. This certainly was the case during the first half of 2002, as the S&P 500 moved downward in a zigzag pattern and ongoing concerns about corporate governance and accounting practices overshadowed generally positive economic news. Concerns about accounting practices and balance sheet strength affected several holdings in the Portfolio. The technology sector was particularly weak, as capital spending on technology did not rebound despite positive economic data during the period. The weakness in these areas was somewhat offset by companies such as United Parcel Service, Inc., The Black and Decker Corp. and KB HOME.

It remains difficult to gauge how long investor sentiment toward Corporate America will remain negative. As we progress through the year, we anticipate that recently proposed changes in corporate governance, accounting and reporting standards, combined with voluntary company actions, will help restore investor confidence and re-focus attention on fundamentals of the economy. We believe the outlook for the economy and stock market returns continues to be favorable. Technical and fundamental data on inventories, productivity, new orders and inflation improved throughout the period. Additionally, corporate profits appear to have stabilized. A recovery in broad economic growth combined with greater capacity utilization, restructuring activities and improved productivity would help boost margins and corporate profit growth as we enter 2003.

Given the current environment, we believe that any successful portfolio construction will require balance. Therefore, we plan to continue looking for stocks that are likely to benefit from a strengthening economy while also maintaining exposure to those companies we believe show solid growth opportunities regardless of the character of the economic recovery.

UTILITIES PORTFOLIO

INVESTMENT STRATEGY

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing at least 80% of its assets in equity and debt securities of companies in the utility industries(1).

---------------
(10) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
(11) Spread products are fixed-income securities, such as mortgage-backed securities and corporate bonds, that provide a yield advantage when compared to U.S. Treasury securities.
(12) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(13) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

For the six months ended June 30, 2002, the Portfolio returned negative 18.31%. In comparison, the S&P Utility Index ("S&P Utility Index")(14) returned negative 14.11% for the same period. Past performance is not indicative of future results.

The environment was extremely difficult for telecommunications companies and companies that own merchant generators(15) during the period. Although we made adjustments to the Portfolio that helped it weather the storm during the period, performance in the overall equities market and utilities sector was dragged down by concerns about corporate governance and accounting scandals. We believe that the telecommunications, power and utility sectors were particularly hard hit by these issues and we believe it remains difficult to gauge how long investor sentiment toward corporate America will remain negative. Given the depressed level of valuations for many of the companies in the utility universe, we believe that opportunities may exist to invest in high-quality utilities that present long-term potential for total return.

Thank you for your investment in The Travelers Series Trust -- U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 31, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 49 through 55 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Trust's and Portfolios' holdings is as of June 30, 2002 and the Portfolio holdings and our views are subject to change.

---------------
(14) The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. Please note that an investor cannot invest directly in an index.
(15) Merchant generators produce power as a commodity, selling power to a number of customers.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/02+              4.50%
    Year Ended 6/30/02                     9.33
    Five Years Ended 6/30/02               7.86
    Ten Years Ended 6/30/02                7.44



               CUMULATIVE TOTAL RETURN
               -----------------------
    6/30/92 through 6/30/02              104.86%



    + Total return is not annualized as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

[SECURITIES PORTFOLIO LINE GRAPH]

                                                                                                                   50% MERRILL
                                                                                                                   LYNCH U.S.
                                                                                                                 TREASURIES 15+
                                                                                                                 YEARS INDEX AND
                                                    LEHMAN BROTHERS                        MERRILL LYNCH U.S.      50% MERRILL
                              U.S. GOVERNMENT       GOVERNMENT BOND     CONSUMER PRICE      TREASURY/AGENCY      LYNCH MORTGAGE
                            SECURITIES PORTFOLIO        INDEX+               INDEX           MASTER INDEX+        MASTER INDEX+
                            --------------------    ---------------     --------------     ------------------    ---------------
6/92                             $10,000                $10,000              $10,000            $10,000               $10,000
12/92                             10,435                 10,498               10,121             10,881                10,590
12/93                             11,425                 11,617               10,399             12,037                11,915
12/94                             10,780                 11,224               10,677             11,648                10,503
12/95                             13,413                 13,282               10,949             13,781                13,048
12/96                             13,608                 13,651               11,312             14,162                13,322
12/97                             15,325                 14,960               11,504             15,522                14,968
12/98                             16,889                 16,433               11,689             17,050                16,537
12/99                             16,174                 16,067               12,037             16,690                15,905
12/00                             18,525                 18,194               12,446             18,878                18,473
12/01                             19,604                 19,953               12,929             20,233                19,572
6/02                              20,486                 20,707               13,163             20,982                20,425

+ It is the opinion of the management that the Merrill Lynch U.S.
  Treasury/Agency Master Index and an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index ("Composite Index") more accurately reflect the current composition of the Travelers Series Trust -- U.S. Government Securities Portfolio rather than the Lehman Brothers Government Bond Index. In future reporting, the Merrill Lynch U.S. Treasury/Agency Master Index and the Composite Index will be used as the basis of comparison of total return performance rather than the Lehman Brothers Government Bond Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/02+            (15.53)%
    Year Ended 6/30/02                   (22.17)
    Five Years Ended 6/30/02               3.45
    Ten Years Ended 6/30/02                9.83



               CUMULATIVE TOTAL RETURN
               -----------------------
    6/30/92 through 6/30/02              155.44%



    + Total return is not annualized as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[STOCK PORTFOLIO LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK
                                                        PORTFOLIO                 S&P 500 INDEX           CONSUMER PRICE INDEX
                                                 ----------------------           -------------           --------------------
6/92                                                     $10,000                     $10,000                     $10,000
12/92                                                     11,038                      10,834                      10,121
12/93                                                     11,872                      11,923                      10,399
12/94                                                     11,553                      12,080                      10,677
12/95                                                     15,408                      14,728                      10,949
12/96                                                     18,487                      18,108                      11,312
12/97                                                     23,531                      24,149                      11,504
12/98                                                     31,124                      31,089                      11,689
12/99                                                     36,053                      37,628                      12,037
12/00                                                     35,877                      34,203                      12,446
12/01                                                     30,242                      28,123                      12,929
6/02                                                      25,544                      24,425                      13,163

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/02+            (18.31)%
    Year Ended 6/30/02                   (34.12)
    Five Years Ended 6/30/02               2.12
    2/4/94* through 6/30/02                6.47



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 6/30/02               69.32%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[UTILITIES PORTFOLIO LINE GRAPH]

                                        UTILITIES PORTFOLIO       S&P 500 INDEX        S&P UTILITY INDEX     CONSUMER PRICE INDEX
                                        -------------------       -------------        -----------------     --------------------
2/4/94                                        $10,000                 $10,000                $10,000                 $10,000
12/94                                          10,170                  10,072                  9,500                  10,205
12/95                                          13,149                  13,852                 12,611                  10,464
12/96                                          14,638                  17,031                 13,328                  10,811
12/97                                          18,340                  22,712                 16,613                  10,995
12/98                                          21,680                  29,240                 19,078                  11,171
12/99                                          21,662                  35,390                 17,327                  11,504
12/00                                          26,917                  32,168                 27,236                  11,895
12/01                                          20,728                  26,450                 18,945                  12,357
6/30/02                                        16,932                  22,972                 16,272                  12,581

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 25.2%
              U.S. Treasury Bonds
$ 2,000,000     8.750% due 5/15/20........................................  $  2,712,750
  4,000,000     8.000% due 11/15/21.......................................     5,117,504
  4,000,000     7.250% due 8/15/22........................................     4,765,904
  4,000,000     7.625% due 11/15/22.......................................     4,952,116
  7,000,000     7.125% due 2/15/23........................................     8,241,338
  5,000,000     6.875% due 8/15/25........................................     5,764,240
  5,000,000     6.000% due 2/15/26........................................     5,202,330
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $36,760,509).....    36,756,182
========================================================================================
U.S. GOVERNMENT AGENCIES -- 52.7%
  3,000,000   Federal Home Loan Bank (FHLB) Certificates, 5.875% due
                2/15/11...................................................     3,108,150
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
    414,913     8.000% due 9/1/30.........................................       440,441
  6,865,023     5.500% due 12/1/31 (a)....................................     6,661,307
  4,980,967     5.500% due 2/1/32.........................................     4,833,159
  3,000,000     7.500% due 5/1/32 (b).....................................     3,150,000
  4,995,159     6.500% due 5/15/32........................................     5,104,575
              Federal National Mortgage Association (FNMA) Certificates:
  4,871,122     5.000% due 1/1/17 (c).....................................     4,782,264
  3,130,000     6.000% due 6/1/17.........................................     3,197,099
  3,000,000     6.250% due 5/15/29........................................     3,006,492
  3,191,050     7.500% due 11/1/29 (c)....................................     3,366,080
 10,275,103     5.500% due 2/1/32 (c).....................................    10,198,114
  3,902,715     6.500% due 5/1/32 (c).....................................     3,987,567
 13,949,000   Financing Corp. Strips, Series 13, zero coupon due
                6/27/11...................................................     8,420,049
              Government National Mortgage Association (GNMA)
                Certificates:
    829,705     9.000% due 9/15/09 (c)....................................       902,171
    331,609     8.500% due 6/15/18 (c)....................................       361,154
  3,341,308     7.500% due 11/15/30.......................................     3,530,151
  4,680,000   Student Loan Marketing Association (SLMA) Certificates, zero
                coupon due 5/15/14........................................     1,822,359
  9,000,000   Tennessee Valley Authority Certificates, 7.125% due
                5/1/30....................................................    10,018,764
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $75,594,981)........    76,889,896
========================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.0%
              Federal Home Loan Mortgage Corp. (FHLMC):
  1,443,050     Series 1103, Class J, 8.500% due 6/15/21..................     1,535,552
  7,000,000     Series 2315, Class CL, 6.500% due 5/15/31.................     6,964,168
  3,000,000     Series 2422, Class CH, 6.500% due 2/15/32.................     3,053,023
  5,000,000     Series 2451, Class QB, 6.500% due 3/15/30.................     5,073,413
  5,000,000   FNMA Series 2000-46, Class PB, 7.500% due 3/25/29 (a).......     5,209,195
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $21,567,796).....................................    21,835,351
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- $7.1%
$10,422,000   State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds
                at maturity -- $10,423,633; (Fully collateralized by U.S.
                Treasury Bonds, 6.250% due 8/15/23;
                Market value -- $10,634,231) (Cost -- $10,422,000)........  $ 10,422,000
========================================================================================
              TOTAL INVESTMENTS -- 100% (Cost -- $144,345,286*)...........  $145,903,429
========================================================================================

(a) All or a portion of this security is segregated for "to-be-announced" trades.
(b) Security is traded on a "to-be-announced" basis.
(c) Date shown represents the last in range of maturity dates.
 *  Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
--------------------------------------------------------------------------------------
BASIC MATERIALS -- 5.7%
    22,400   Air Products & Chemicals, Inc. .............................  $ 1,130,528
    30,000   Alcoa Inc. .................................................      994,500
    25,000   E.I. du Pont de Nemours & Co. ..............................    1,110,000
    15,000   Engelhard Corp. ............................................      424,800
    10,000   Praxair, Inc. ..............................................      569,700
--------------------------------------------------------------------------------------
                                                                             4,229,528
--------------------------------------------------------------------------------------
COMMUNICATIONS AND MEDIA -- 4.9%
    31,100   AOL Time Warner Inc.+.......................................      457,481
    34,500   Comcast Corp., Class A Shares+..............................      822,480
     7,500   Cox Communications, Inc., Class A Shares+...................      206,625
    10,000   SBC Communications Inc. ....................................      305,000
    54,500   Sprint Corp. -- PCS Group+..................................      243,615
     9,000   Univision Communications Inc., Class A Shares+..............      282,600
    28,650   Viacom Inc., Class B Shares+................................    1,271,200
--------------------------------------------------------------------------------------
                                                                             3,589,001
--------------------------------------------------------------------------------------
CONSUMER DURABLES -- 3.0%
    17,900   The Black & Decker Corp. ...................................      862,780
     8,000   Centex Corp. ...............................................      462,320
     8,217   KB HOME.....................................................      423,258
    10,900   Stanley Works...............................................      447,009
--------------------------------------------------------------------------------------
                                                                             2,195,367
--------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 10.6%
     8,000   ConAgra Foods, Inc. ........................................      221,200
    30,000   Gillette Co. ...............................................    1,016,100
     2,000   Hershey Foods Corp. ........................................      125,000
    29,600   Kimberly-Clark Corp. .......................................    1,835,200
    25,000   Kraft Foods Inc., Class A Shares............................    1,023,750
    17,500   PepsiCo, Inc. ..............................................      843,500
    56,500   Sara Lee Corp. .............................................    1,166,160
    58,100   SYSCO Corp. ................................................    1,581,482
--------------------------------------------------------------------------------------
                                                                             7,812,392
--------------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.5%
    22,550   Brinker International, Inc.+................................      715,963
    10,000   Omnicom Group Inc. .........................................      458,000
    34,700   Wendy's International, Inc. ................................    1,382,101
--------------------------------------------------------------------------------------
                                                                             2,556,064
--------------------------------------------------------------------------------------
ENERGY -- 5.1%
    16,800   Anadarko Petroleum Corp. ...................................      828,240
     6,000   Apache Corp. ...............................................      344,880
    24,026   BP PLC ADR..................................................    1,213,073
    24,800   Royal Dutch Petroleum Co. ADR...............................    1,370,696
--------------------------------------------------------------------------------------
                                                                             3,756,889
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
FINANCE -- 21.0%
    22,000   AMBAC Financial Group, Inc. ................................  $ 1,478,400
    32,900   American Express Co. .......................................    1,194,928
    17,360   American International Group, Inc. .........................    1,184,473
    40,000   The Bank of New York Co., Inc. .............................    1,350,000
    31,500   Bank One Corp. .............................................    1,212,120
    12,000   Capital One Financial Corp. ................................      732,600
    10,000   FleetBoston Financial Corp. ................................      323,500
     7,100   Freddie Mac.................................................      434,520
    16,315   Hartford Financial Services Group, Inc. ....................      970,253
    10,000   Household International, Inc. ..............................      497,000
    20,000   J.P. Morgan Chase & Co. ....................................      678,400
     5,000   Lehman Brothers Holdings, Inc. .............................      312,600
     6,831   Marsh & McLennan Cos., Inc. ................................      659,874
     6,500   MBNA Corp. .................................................      214,955
    10,000   Merrill Lynch & Co., Inc. ..................................      405,000
    24,000   Morgan Stanley..............................................    1,033,920
     7,500   State Street Corp. .........................................      335,250
    10,000   Washington Mutual, Inc. ....................................      371,100
    25,000   Wells Fargo & Co. ..........................................    1,251,500
    10,000   XL Capital Ltd., Class A Shares.............................      847,000
--------------------------------------------------------------------------------------
                                                                            15,487,393
--------------------------------------------------------------------------------------
HEALTHCARE -- 12.8%
    24,500   Amgen Inc.+.................................................    1,026,060
    10,000   Bristol-Myers Squibb Co. ...................................      257,000
    21,000   Eli Lilly & Co. ............................................    1,184,400
     2,000   Guidant Corp.+..............................................       60,460
    29,000   Johnson & Johnson...........................................    1,515,540
    27,000   Medtronic, Inc. ............................................    1,156,950
    11,300   Merck & Co., Inc. ..........................................      572,232
    54,000   Pfizer Inc. ................................................    1,890,000
    25,200   Tenet Healthcare Corp.+.....................................    1,803,060
--------------------------------------------------------------------------------------
                                                                             9,465,702
--------------------------------------------------------------------------------------
INDUSTRIAL -- 2.3%
    22,000   Honeywell International, Inc. ..............................      775,060
     6,500   Illinois Tool Works Inc. ...................................      443,950
     4,000   SPX Corp. ..................................................      470,000
--------------------------------------------------------------------------------------
                                                                             1,689,010
--------------------------------------------------------------------------------------
RETAIL -- 5.5%
    12,000   Costco Wholesale Corp.+.....................................      463,440
    23,000   The Home Depot, Inc. .......................................      844,790
    20,000   Lowe's Cos., Inc. ..........................................      908,000
    34,300   Wal-Mart Stores, Inc. ......................................    1,886,843
--------------------------------------------------------------------------------------
                                                                             4,103,073
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
TECHNOLOGY -- 18.3%
    55,000   Applied Materials, Inc.+....................................  $ 1,046,100
    18,100   Automatic Data Processing, Inc. ............................      788,255
    13,000   Celestica, Inc.+............................................      295,230
    73,700   Cisco Systems, Inc.+........................................    1,028,115
    25,500   Dell Computer Corp.+........................................      666,570
    18,300   Electronic Data Systems Corp. ..............................      679,845
   110,400   EMC Corp.+..................................................      833,520
    66,700   Intel Corp. ................................................    1,218,609
    10,000   International Business Machines Corp. ......................      720,000
    25,000   Maxtor Corp.+...............................................      113,000
    44,400   Microsoft Corp.+............................................    2,428,680
    25,000   Motorola, Inc. .............................................      360,500
    30,000   Nokia Corp. ADR.............................................      434,400
    64,900   Oracle Corp.+...............................................      614,603
    13,000   SAP AG Sponsored ADR........................................      315,770
   121,700   Sun Microsystems, Inc.+.....................................      609,717
    30,000   Texas Instruments Inc.  ....................................      711,000
    30,000   Vishay Intertechnology, Inc.+...............................      660,000
--------------------------------------------------------------------------------------
                                                                            13,523,914
--------------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
    15,000   Norfolk Southern Corp. .....................................      350,700
    25,230   Southwest Airlines Co. .....................................      407,717
    22,700   United Parcel Service, Inc., Class B Shares.................    1,401,725
--------------------------------------------------------------------------------------
                                                                             2,160,142
--------------------------------------------------------------------------------------
UTILITIES -- 0.2%
     5,000   FirstEnergy Corp. ..........................................      166,900
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $70,393,906)....................   70,735,375
======================================================================================
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
$3,112,000   J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
               maturity -- $3,112,467; (Fully collateralized by U.S.
               Treasury Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20;
               Market value -- $3,174,257) (Cost -- $3,112,000)..........    3,112,000
======================================================================================
             TOTAL INVESTMENTS -- 100% (Cost -- $73,505,906*)............  $73,847,375
======================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.5%
    15,359   AT&T Corp. .................................................  $   164,341
    30,000   SBC Communications Inc. ....................................      915,000
    24,000   Sprint Corp. -- FON Group...................................      254,640
    28,100   Verizon Communications Inc. ................................    1,128,215
--------------------------------------------------------------------------------------
                                                                             2,462,196
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 66.3%
    20,000   Allegheny Energy, Inc. .....................................      515,000
    15,000   American Electric Power Co., Inc. ..........................      600,300
    32,000   Cinergy Corp. ..............................................    1,151,680
    40,000   Constellation Energy Group, Inc. ...........................    1,173,600
    28,806   Dominion Resources, Inc. ...................................    1,906,957
    15,095   DTE Energy Co. .............................................      673,841
    62,800   Duke Energy Co. ............................................    1,953,080
    10,000   The Empire District Electric Co. ...........................      205,000
    25,000   Entergy Corp. ..............................................    1,061,000
    17,500   Exelon Corp. ...............................................      915,250
    52,500   FirstEnergy Corp. ..........................................    1,752,450
    15,600   FPL Group, Inc. ............................................      935,844
    25,000   PG&E Corp. .................................................      447,250
    10,000   Pinnacle West Capital Corp. ................................      395,000
    24,000   PPL Corp. ..................................................      793,920
    25,000   Progress Energy Inc. .......................................    1,300,250
    18,000   Public Service Enterprise Group, Inc. ......................      779,400
    35,000   The Southern Co. ...........................................      959,000
    31,300   TXU Corp. ..................................................    1,613,515
--------------------------------------------------------------------------------------
                                                                            19,132,337
--------------------------------------------------------------------------------------
GAS UTILITIES -- 20.0%
    35,880   El Paso Corp. ..............................................      739,487
    27,800   Energen Corp. ..............................................      764,500
    22,500   Keyspan Corp. ..............................................      847,125
     5,000   Kinder Morgan, Inc. ........................................      190,100
    42,000   National Fuel Gas Co. ......................................      945,420
    20,000   NiSource Inc. ..............................................      436,600
    42,400   Sempra Energy...............................................      938,312
    36,400   Southwest Gas Corp. ........................................      900,900
--------------------------------------------------------------------------------------
                                                                             5,762,444
--------------------------------------------------------------------------------------
METALS AND MININGS -- 2.4%
    20,000   Arch Coal Inc. .............................................      454,200
     8,100   Peabody Energy Corp. .......................................      229,230
--------------------------------------------------------------------------------------
                                                                               683,430
--------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.2%
     6,896   Aquila, Inc.................................................       55,168
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
    40,404   AT&T Wireless Services Inc.+................................  $   236,363
    30,000   Sprint Corp. -- PCS Group+..................................      134,100
--------------------------------------------------------------------------------------
                                                                               370,463
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $28,854,712)....................   28,466,038
======================================================================================

   FACE
  AMOUNT      RATING++                        SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.7%
---------------------------------------------------------------------------------------------------
ELECTRIC/GAS -- 0.7%
$  200,000     A-         Arizona Public Service Co., 1st Mortgage Bonds, 7.250% due
                          8/1/23
                            (Cost -- $176,884)........................................      195,780
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
   183,000                J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
                            maturity -- $183,027;
                            (Fully collateralized by U.S. Treasury Bonds, 7.250% to
                            13.875% due 5/15/09 to 2/15/20; Market value -- $186,661)
                            (Cost -- $183,000)........................................      183,000
===================================================================================================
                          TOTAL INVESTMENTS -- 100% (Cost -- $29,214,596**)...........  $28,844,818
===================================================================================================

 +  Non-income producing security.
 ++ All ratings are by Standard & Poor's Rating Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 56 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2002

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $144,345,286        $73,505,906       $29,214,596
=============================================================================================================
  Investments, at value................................     $145,903,429        $73,847,375       $28,844,818
  Cash.................................................               26                679               256
  Dividends and interest receivable....................        1,201,830             57,646            80,730
  Receivable for securities sold.......................        2,028,181                 --                --
  Receivable for Fund shares sold......................           57,687             52,251                --
  Other assets.........................................              401                 --                --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      149,191,554         73,957,951        28,925,804
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        7,204,330                 --                --
  Investment advisory fee payable......................           36,935             37,478            15,726
  Administration fee payable...........................            6,860              5,000             1,147
  Payable for Fund shares purchased....................               --            113,970            12,099
  Accrued expenses.....................................           28,979             27,599            23,788
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        7,277,104            184,047            52,760
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $141,914,450        $73,773,904       $28,873,044
=============================================================================================================
NET ASSETS:
  Paid-in capital......................................     $131,104,474        $82,805,995       $37,560,179
  Undistributed net investment income..................        9,668,998            476,035         1,450,308
  Accumulated net realized loss from security
     transactions......................................         (417,165)        (9,849,595)       (9,767,665)
  Net unrealized appreciation (depreciation) of
     investments.......................................        1,558,143            341,469          (369,778)
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $141,914,450        $73,773,904       $28,873,044
=============================================================================================================
SHARES OUTSTANDING.....................................       10,916,496          3,618,534         2,547,388
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $13.00             $20.39            $11.33
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK           UTILITIES
                                                               PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................   $  3,688,963        $     17,645      $    20,123
  Dividends...............................................             --             402,558          538,194
  Less: Foreign withholding tax...........................             --              (6,753)              --
--------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      3,688,963             413,450          558,317
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)........................        206,401             245,966          109,396
  Administration fee (Note 2).............................         39,390              24,128           10,098
  Audit and legal.........................................          9,599              11,040           10,316
  Shareholder and system servicing fees...................          8,793               9,105            7,714
  Shareholder communications..............................          6,614               4,618            2,189
  Custody.................................................          3,868               3,016            2,723
  Trustees' fees..........................................          2,753               2,840            2,748
  Pricing service fees....................................          1,481                  --               69
  Other...................................................            561                 616              362
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        279,460             301,329          145,615
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      3,409,503             112,121          412,702
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................    106,216,430          15,671,667        8,169,742
     Cost of securities sold..............................    105,929,423          20,763,600       14,975,874
--------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................        287,007          (5,091,933)      (6,806,132)
--------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of period..................................       (541,063)          8,826,950           49,410
     End of period........................................      1,558,143             341,469         (369,778)
--------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....      2,099,206          (8,485,481)        (419,188)
--------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................      2,386,213         (13,577,414)      (7,225,320)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   $  5,795,716        $(13,465,293)     $(6,812,618)
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
                                                                        30, 2002

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  3,409,503        $    112,121      $    412,702
  Net realized gain (loss)........................        287,007          (5,091,933)       (6,806,132)
  Change in net unrealized appreciation
     (depreciation)...............................      2,099,206          (8,485,481)         (419,188)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,795,716         (13,465,293)       (6,812,618)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares................     25,471,074           5,745,631           992,388
  Cost of shares reacquired.......................    (15,843,223)         (1,850,483)       (4,739,391)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS...........................      9,627,851           3,895,148        (3,747,003)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     15,423,567          (9,570,145)      (10,559,621)
NET ASSETS:
  Beginning of period.............................    126,490,883          83,344,049        39,432,665
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*..................................   $141,914,450        $ 73,773,904      $ 28,873,044
=======================================================================================================
* Includes undistributed net investment income
  of:.............................................     $9,668,998            $476,035        $1,450,308
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  6,175,059        $    364,152      $  1,038,124
  Net realized gain (loss)........................      1,566,826          (3,906,695)       (2,961,533)
  Change in net unrealized appreciation
     (depreciation)...............................     (1,842,992)        (10,401,433)      (10,419,460)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,898,893         (13,943,976)      (12,342,869)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (4,359,413)           (345,874)         (855,489)
  Net realized gains..............................             --                  --        (2,174,214)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................     (4,359,413)           (345,874)       (3,029,703)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares................     53,164,510          21,161,058        13,760,099
  Net asset value of shares issued for
     reinvestment of dividends....................      4,359,413             345,874         3,029,703
  Cost of shares reacquired.......................    (23,542,477)         (5,056,878)      (10,440,940)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.................................     33,981,446          16,450,054         6,348,862
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     35,520,926           2,160,204        (9,023,710)
NET ASSETS:
  Beginning of year...............................     90,969,957          81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $126,490,883        $ 83,344,049      $ 39,432,665
=======================================================================================================
* Includes undistributed net investment income
     of:..........................................     $6,259,495            $363,914        $1,037,606
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 13 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Securities, formerly known as Convertible Bond, MFS Mid Cap Growth, MFS Research, MFS Value, and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and adviser to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and adviser to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBFM. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     For the six months ended June 30, 2002, Salomon Smith Barney Inc. and its affiliates did not received any brokerage commissions.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS       UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $120,023,590   $20,625,996   $5,652,701
-----------------------------------------------------------------------------------------------------
Sales.......................................................   106,216,430    15,671,667    8,169,742
=====================================================================================================

     At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS          SAS         UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $2,324,404   $ 10,709,693   $ 3,296,074
Gross unrealized depreciation...............................    (766,261)   (10,368,224)   (3,665,852)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $1,558,143   $    341,469   $  (369,778)
=====================================================================================================

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2002, USGS held TBA securities with a total cost of $3,141,563.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2002     DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     2,007,445           4,263,211
Shares issued on reinvestment...............................            --             351,566
Shares reacquired...........................................    (1,256,917)         (1,892,426)
-------------------------------------------------------------------------------------------------
Net Increase................................................       750,528           2,722,351
=================================================================================================
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       249,693             817,078
Shares issued on reinvestment...............................            --              14,071
Shares reacquired...........................................       (83,044)           (202,423)
-------------------------------------------------------------------------------------------------
Net Increase................................................       166,649             628,726
=================================================================================================
UTILITIES PORTFOLIO
Shares sold.................................................        78,404             778,866
Shares issued on reinvestment...............................            --             189,593
Shares reacquired...........................................      (374,169)           (646,898)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      (295,765)            321,561
=================================================================================================

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, USGS, SAS and Utilities had, for Federal income tax purposes approximately $532,000, $4,043,000 and $944,000 respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                      2007       2008        2009
---------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $532,000         --           --
Social Awareness Stock Portfolio............................       --   $774,000   $3,269,000
Utilities Portfolio.........................................       --         --      944,000
=============================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             2002(1)(2)     2001(2)     2000(2)     1999(2)       1998         1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $12.44        $12.22     $11.30      $11.80       $11.65       $10.86
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............       0.33          0.69       0.74        0.68         0.49         0.58
  Net realized and unrealized gain
     (loss).........................       0.23          0.02       0.84       (1.18)        0.70         0.79
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................       0.56          0.71       1.58       (0.50)        1.19         1.37
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.............         --         (0.49)     (0.66)      (0.00)*      (0.50)       (0.58)
  Net realized gains................         --            --         --          --        (0.54)          --
--------------------------------------------------------------------------------------------------------------
Total Distributions.................         --         (0.49)     (0.66)      (0.00)*      (1.04)       (0.58)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $13.00        $12.44     $12.22      $11.30       $11.80       $11.65
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................       4.50%++       5.82%     14.53%      (4.23)%      10.20%       12.62%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...   $141,914      $126,491    $90,970     $61,623      $66,454      $35,279
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................       0.42%+        0.45%      0.48%       0.48%        0.45%        0.49%
  Net investment income.............       5.18+         5.55       6.46        5.97         5.31         6.10
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............         83%          327%       289%        164%         349%         208%
==============================================================================================================

SOCIAL AWARENESS STOCK PORTFOLIO      2002(1)      2001(2)     2000(2)     1999(2)       1998         1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $24.14       $28.76     $29.42      $25.92       $20.06       $15.76
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............      0.03         0.11       0.14        0.13         0.10         0.15
  Net realized and unrealized gain
     (loss).........................     (3.78)       (4.63)     (0.29)       3.93         6.30         4.15
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................     (3.75)       (4.52)     (0.15)       4.06         6.40         4.30
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.............        --        (0.10)     (0.16)      (0.09)       (0.12)          --
  Net realized gains................        --           --      (0.35)      (0.47)       (0.42)          --
------------------------------------------------------------------------------------------------------------
Total Distributions.................        --        (0.10)     (0.51)      (0.56)       (0.54)          --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......    $20.39       $24.14     $28.76      $29.42       $25.92       $20.06
------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................    (15.53)%++   (15.71)%    (0.49)%     15.84%       32.27%       27.28%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...   $73,774      $83,344    $81,184     $68,239      $39,482      $21,013
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................      0.75%+       0.74%      0.75%       0.80%        0.84%        0.98%
  Net investment income.............      0.28+        0.45       0.48        0.69         0.63         0.97
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............        20%          22%        33%         12%          14%          19%
============================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                   2002(1)(2)     2001(2)     2000(2)     1999(2)       1998         1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $13.87        $19.22     $15.91      $17.18       $15.29       $12.22
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............       0.15          0.37       0.43        0.41         0.37         0.46
  Net realized and unrealized gain
     (loss).........................      (2.69)        (4.65)      3.36       (0.36)        2.33         2.63
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................      (2.54)        (4.28)      3.79        0.05         2.70         3.09
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.............         --         (0.30)     (0.45)      (0.40)       (0.42)       (0.01)
  Net realized gains................         --         (0.77)     (0.03)      (0.92)       (0.39)       (0.01)
--------------------------------------------------------------------------------------------------------------
Total Distributions.................         --         (1.07)     (0.48)      (1.32)       (0.81)       (0.02)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $11.33        $13.87     $19.22      $15.91       $17.18       $15.29
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................     (18.31)%++    (23.00)%    24.26%      (0.08)%      18.21%       25.29%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...    $28,873       $39,433    $48,456     $31,413      $32,909      $21,413
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................       0.86%+        0.81%      0.84%       0.88%        0.80%        1.06%
  Net investment income.............       2.45+         2.18       2.47        2.41         3.06         3.58
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............         17%           20%        22%         10%          51%          68%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-02)